UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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Soliciting Material Pursuant to §240.14a-12

HYCROFT MINING HOLDING CORPORATION

(Name of Registrant as Specified in its Charter)
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HYCROFT MINING HOLDING CORPORATION
8181 E. Tufts Avenue, Suite 510
Denver, Colorado 80237
To the Stockholders of Hycroft Mining Holding Corporation:
You are cordially invited to attend the 2021 annual meeting of stockholders (the “Annual Meeting”) of Hycroft Mining Holding Corporation (“HYMC” or the “Company”) to be held virtually on Monday, May 24, 2021 at 8:30 a.m. Mountain Daylight Time to consider and vote upon the following proposals:
1.
To elect eight directors to each serve on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until his or her successor is elected and qualified;

2.
To ratify the selection by our audit committee of Plante & Moran PLLC to serve as our independent registered public accounting firm for the year ending December 31, 2021; and

3.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION OF PLANTE & MORAN PLLC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
The Board has fixed the close of business on April 7, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement(s) or adjournment(s) thereof.
Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.
By Order of the Board,
Diane R. Garrett, Ph.D.
President and Chief Executive Officer and Director
This proxy statement is dated April 14, 2021 and is being mailed with the form of proxy on or shortly after April 14, 2021.
IMPORTANT
Whether or not you expect to attend the Annual Meeting virtually, we strongly encourage you to designate the proxies and direct them how to vote your shares via the Internet, your mobile device, or mail as described in the proxy materials. If you hold shares through a brokerage or bank, you must instruct them how to vote your shares.

HYCROFT MINING HOLDING CORPORATION
8181 E. Tufts Avenue, Suite 510
Denver, Colorado 80237
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 24, 2021
To the Stockholders of Hycroft Mining Holding Corporation:
NOTICE IS HEREBY GIVEN that the 2021 annual meeting of stockholders (the “Annual Meeting”) of Hycroft Mining Holding Corporation, a Delaware corporation (“HYMC” or the “Company”), will be held virtually on Monday, May 24, 2021 at 8:30 a.m., Mountain Daylight Time, to consider and vote upon the following proposals:
1.
To elect eight directors to each serve on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until her or his successor is elected and qualified;

2.
To ratify the selection by our audit committee of Plante & Moran PLLC to serve as our independent registered public accounting firm for the year ending December 31, 2021; and

3.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on April 7, 2021, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock of the Company entitles the holder thereof to one vote.
We will furnish proxy materials to our stockholders via the Internet. Accordingly, we are mailing to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the attached proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2020 via the internet and how to vote online. The Notice of Internet Availability of Proxy Materials contains instructions on how to obtain the proxy materials in printed form.
We intend to hold our Annual Meeting of Stockholders virtually as a result of continuing concerns surrounding the coronavirus (COVID-19) pandemic. In order to attend the meeting, you must register at www.cstproxyvote.com/hycroftmining/2021 by 11:59 p.m., Eastern Daylight Time, on May 23, 2021. The meeting can be accessed by using the invitation provided upon registration, where you will be able to listen to the meeting live, submit questions and vote online. We encourage you to access the Annual Meeting before the start time of 8:30 a.m., Mountain Daylight Time, on May 24, 2021. Please allow ample time for online check-in, which will begin at 8:15 a.m. Mountain Daylight Time, on May 24, 2021. A complete list of stockholders entitled to vote at the Annual Meeting will be available on the meeting website set forth above using the Virtual Control Number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. We encourage you to vote your shares prior to the Annual Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: www.cstproxyvote.com.
By Order of the Board,
David S. Stone
Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2021
This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.cstproxyvote.com.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why am I receiving this proxy statement?
The Board of Directors (the “Board”) of Hycroft Mining Holding Corporation, a Delaware corporation (“HYMC” or the “Company” or “we”), is soliciting proxies for our 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held virtually on Monday, May 24, 2021 at 8:30 a.m. Mountain Daylight Time. The information included in this proxy statement (“Proxy Statement”) relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of Directors and our most highly-paid executive officers, and other required information. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is available to review with this Proxy Statement. We are mailing a notice of the Annual Meeting (and, for those who request it, a paper copy of this Proxy Statement and the enclosed form of proxy) to our stockholders on or about April 14, 2021.
What proposals will be voted on at the Annual Meeting?
The two matters scheduled to be voted on at the Annual Meeting are:
1.
The election of eight directors to the Board, in each case, for a term expiring at the annual meeting of stockholders of the Company to be held in 2022 or until her or his successor is elected and qualified;

2.
The ratification of the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

In addition, such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof may be voted on.
When is the Annual Meeting and how will the coronavirus (COVID-19) pandemic affect the Annual Meeting?
As a result of continuing concerns surrounding COVID-19, the Company will hold its Annual Meeting of Stockholders virtually, on Monday, May 24, 2021 at 8:30 a.m. Mountain Daylight Time. In order to attend the meeting, you must register at www.cstproxyvote.com/hycroftmining/2021 by 11:59 p.m., Eastern Daylight Time, on May 23, 2021. The meeting can be accessed by using the invitation provided upon registration.
Who is asking me for my vote?
The Company is soliciting your proxy on behalf of the Board and we will pay the cost of soliciting proxies for the Annual Meeting, including the cost of preparing and mailing the Notice of Internet Availability of Proxy Materials (“Notice”) and this Proxy Statement. Officers of the Company may also ask for your vote, but will not be provided additional compensation for such solicitation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”) for their expenses in forwarding soliciting materials to beneficial owners of the Common Stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Who is entitled to vote?
The holders of shares of Common Stock as of the record date (April 7, 2021) are entitled to attend and to vote on matters that come before the Annual Meeting. However, a stockholder may only vote his, her or its shares if he, she or it is present virtually or is represented by proxy at the Annual Meeting.
Holders of outstanding warrants to purchase shares of Common Stock are not entitled to vote.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full printed set?
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials via the Internet. Accordingly, the Company is mailing a Notice to stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials via the Internet or to request a printed set may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
Where can I view the proxy materials on the Internet?
The Notice provides you with instructions on how to view proxy materials for the Annual Meeting on the Internet and instruct the Company to send future proxy materials to you by email. You can view the proxy materials for the Annual Meeting online at www.cstproxyvote.com.
How do I vote my shares at the virtual Annual Meeting?
If you hold shares of Common Stock as the stockholder of record, you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold shares of Common Stock in street name, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.cstproxyvote.com/hycroftmining/2021 in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the control number provided on your Proxy Card, voting instruction form or Notice.
In order to attend the meeting virtually, you must register at www.cstproxyvote.com/hycroftmining/2021 by 11:59 p.m., Eastern Daylight Time, on May 23, 2021. The meeting can be accessed by using the invitation provided upon registration. We encourage you to access the meeting before the start time of 8:30 a.m. Mountain Daylight Time, on May 24, 2021. Please allow ample time for online check-in, which will begin at 8:15 a.m. Mountain Daylight Time, on May 24, 2021.
Even if you plan to attend the virtual Annual Meeting, we encourage you to submit a Proxy Card or voting instruction form for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.
How may I vote my shares without attending the Annual Meeting?
Even if you plan to attend the virtual Annual Meeting, we encourage you to submit a proxy or voting instructions before the Annual Meeting by the method or methods described below:
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If you received a Notice by mail:   You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website prior to 11:59 p.m., Eastern Daylight Time on May 23, 2021.

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If you received the proxy materials by e-mail:   You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the control number set forth in the email. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website prior to 11:59 p.m., Eastern Daylight Time on May 23, 2021.

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If you received the proxy materials by mail:   You may submit your proxy or voting instructions by following the instructions provided on the Proxy Card or voting instruction form. If you submit your proxy or voting instructions internet, your mobile device, or mail, you will need the control number provided on the Proxy Card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the Proxy Card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope in time to be received prior to 11:59 p.m., Eastern Daylight Time on May 23, 2021.

Can I change my vote after I have delivered my proxy?
Yes. You may change your vote at any time before voting concludes at the Annual Meeting by:
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Providing another proxy, or using any of the available methods for voting, with a later date, before 11:59 p.m., Eastern Daylight Time on May 23, 2021;

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Notifying the Company’s Secretary in writing before the Annual Meeting that you wish to revoke your proxy; or

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Voting your shares online at the Annual Meeting.

How many votes do I have?
Each share of Common Stock is entitled to one vote per share at the Annual Meeting. As of the close of business on the Record Date, there were 59,901,306 shares of Common Stock outstanding and entitled to vote.
Can I see a list of stockholders?
A list of all record stockholders as of the Record Date will be available during ordinary business hours at the Company’s principal place of business located at 8181 E. Tufts Avenue, Suite 510, Denver, Colorado 80237 from the Secretary of the Company, at least 10 days before the Annual Meeting, and will also be available online during the Annual Meeting. To access the list during the Annual Meeting, please visit www.cstproxyvote.com/hycroftmining/2021 and enter the control number provided on your proxy card you received from us, voting instruction form or Notice.
What constitutes a quorum?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if a majority of the issued and outstanding shares entitled to vote is represented in person (virtually) or by proxy at the meeting.
As of the Record Date for the Annual Meeting, 29,950,654 shares of Common Stock would be required to achieve a quorum. As discussed below, both broker non-votes and proxies marked “ABSTAIN” are counted for purposes of determining whether a quorum is present.
What vote is required to approve the proposals presented at the annual meeting?
Proposal No. 1: Election of Directors.   Directors are elected by a plurality of votes cast by stockholders present in person (virtually) or represented by proxy at the meeting and entitled to vote thereon, meaning that the eight director nominees who receive the highest number of shares voted “FOR” their election are elected. You may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of director nominees. Notwithstanding this plurality election standard, the Company has adopted a majority voting standard. Under that standard, any director in an uncontested election that receives more “withheld” votes than votes “for” his or her election must tender his or her resignation. The Nominating and Governance Committee will consider such offered resignation and recommend an action to the full Board which will then determine whether to accept or reject that resignation. For more information about the majority voting standard, see “Proposal No. 1 — Election of Directors — Vote Required for Approval.”
Proposal No. 2: Ratification of the Appointment of Independent Auditor.   Adoption of Proposal No. 2 requires the affirmative vote of the majority of the votes cast by the stockholders present and in person (virtually) or represented by proxy and entitled to vote on the matter. You may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting with respect to Proposal No. 2. If you vote “ABSTAIN” from voting with respect to Proposal No. 2, your vote will have no effect on the proposal.

What are “broker non-votes”?
Brokers who have transmitted proxy materials to customers may vote the shares of customers who fail to provide voting instructions on “routine matters,” but not on “non-routine matters.” When a broker’s customer does not provide the broker with voting instructions on non-routine matters, the broker cannot vote on those matters and instead reports the number of such shares as broker “non-votes.” Broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business, but they are not counted as shares cast.
The election of directors (Proposal No. 1) is considered non-routine and therefore, if you hold your shares in street name through a broker, you must cast your vote if you want it to count in respect of the election of directors. The ratification of the appointment of our independent registered public accounting firm is a routine matter, so brokers will have discretion to vote any uninstructed shares on that proposal (Proposal No. 2).
What are the recommendations of the Company’s Board?
The Board recommends that stockholders vote “FOR” election of each of the director nominees in Proposal No. 1 and “FOR” the ratification of Plante & Moran PLLC as our independent auditor for the fiscal year ended December 31, 2021 in Proposal No. 2.
What happens if I sell my shares of Common Stock before the Annual Meeting?
The Record Date for the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares of Common Stock after the Record Date but before the Annual Meeting, unless you grant a proxy to the transferee, you will retain your right to vote such transferred shares at the Annual Meeting.
Who will count the votes?
A representative of Continental Stock Transfer & Trust Company, our transfer agent and registrar, will count the votes and act as the inspector of election for the Annual Meeting.
What if additional matters are presented at the Annual Meeting?
We do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to Diane R. Garrett, Ph.D. our President and Chief Executive Officer, and David S. Stone, our Secretary, to vote on such matters at their discretion.
Where can I find the voting results from the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days after the date of the Annual Meeting.
How can I obtain information about the Company?
A copy of our fiscal 2020 Annual Report on Form 10-K, as amended as well as subsequent quarterly filings on Form 10-Q are available on our website at www.hycroftmining.com. Stockholders may also obtain a free copy of our Annual Report on Form 10-K, as amended for the fiscal year ended December 31, 2020, including the financial statements and the financial statement schedules, by visiting our website or by sending a request in writing to Tracey Thom, our Vice President Investor Relations and Corporate Communications, at tracey.thom@hycroftmining.com.

What should I do if I receive more than one set of voting materials?
Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple Notices of Internet Availability of Proxy Materials, proxy cards or voting instruction cards. If (1) you are a holder of record and your shares are registered in more than one name, or (2) you own shares both as a holder of record and beneficially at a broker or (3) if you hold shares beneficially through multiple brokers, you could receive more than one Notice, proxy card or voting instruction card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of Common Stock.
Who can help answer my questions?
If you have any questions about this proxy statement or the proposals to be voted on at the Annual Meeting, or how to vote your shares of Common Stock, you should contact Tracey Thom, Vice President Investor Relations and Corporate Communications by phone at (303) 253-3267 or by mailing your request to Tracey Thom, c/o Hycroft Mining Holding Corporation, 8181 E. Tufts Ave., Suite 510, Denver, CO 80237.
To request additional copies of these proxy materials, you may also contact Tracey Thom at the address or email above. For timely delivery of additional sets of materials, stockholders must request the materials no later than five business days prior to the Annual Meeting.
EXPLANATORY NOTE
On May 29, 2020, Hycroft Mining Holding Corporation, formerly known as Mudrick Capital Acquisition Corporation (the “Company” or “we” or “HYMC” or, prior to the recapitalization transaction as described below, “MUDS”), consummated the transactions contemplated by the Purchase Agreement, dated as of January 13, 2020, by and among the Company, MUDS Acquisition Sub, Inc. (“Acquisition Sub”) and Hycroft Mining Corporation (“Seller”), as amended by that certain Amendment to Purchase Agreement, dated as of February 26, 2020 (the “Purchase Agreement”). Pursuant to the Purchase Agreement, Acquisition Sub acquired all of the issued and outstanding equity interests of the direct subsidiaries of Seller and substantially all of the other assets and assumed substantially all of the liabilities of Seller. In connection with the completion of the recapitalization transactions contemplated by the Purchase Agreement (the “Recapitalization Transaction”), the Company changed its name from Mudrick Capital Acquisition Corporation to Hycroft Mining Holding Corporation.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Overview
Our Board currently consists of seven members. As discussed below, under “Corporate Governance — Director Independence,” six of our current Board members and director nominees are “independent” as determined in accordance with listing standards of the Nasdaq Capital Market. The Board has nominated all eight of its current directors for election at the Annual Meeting. Each director, if elected, will hold office until our 2022 Annual Meeting of Stockholders and until each director’s respective successor is duly elected and qualified, or until each director’s earlier resignation, removal or death.
Each director nominee has consented to being named in this proxy statement and to serve as a director if elected. If any nominee is unable to stand for election for any reason, the shares of Common Stock represented at the Annual Meeting may be voted for another candidate proposed by our Board, or our Board may choose to reduce its size.
Vote Required for Approval
If a quorum is present, directors are elected by a plurality of the votes cast by stockholders present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 1. Votes marked “FOR” a nominee will be counted in favor of that nominee. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not be counted for purposes of the election of directors. Therefore, abstentions and broker non-votes will have no effect on Proposal No. 1. Brokers do not have discretion to vote any uninstructed shares over the election of directors. Therefore, the Board urges you to complete your proxy card or voting instruction card and indicate your vote on this Proposal No. 1.
The Board has adopted a majority voting policy within its Corporate Governance Guidelines (available on the Company’s website at http://www.hycroftmining.com/wp-content/uploads/Corporate-Governance-Guidelines-06-20.pdf). Under the majority voting policy, in uncontested elections, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation to the Board. The Nominating and Governance Committee shall promptly consider the resignation offer and recommend to the full Board action with respect to that tendered resignation. Such action could include, among other things, accepting the resignation, maintaining the director but addressing the underlying cause of the “withheld” votes, determining not to re-nominate the director in the future, rejecting the resignation, or any other action such committee deems appropriate and in the best interests of the Company. In considering what recommendation to make to the Board, the Nominating and Governance Committee will take into account all factors deemed relevant by the members of that committee, including, without limitation, any stated reasons why stockholders “withheld” votes for such director’s election, the length of service and qualifications of the director whose resignation was tendered, the overall composition of the Board, the applicable director’s contributions to the Company, the mix of skills and backgrounds on the Board, and whether accepting the tendered resignation would cause the Company to fail to meet any applicable requirements of the SEC, Nasdaq or the Company’s Corporate Governance Guidelines. The Board will act on the Nominating and Governance Committee’s recommendation no later than 90 days following certification of the stockholder vote at the Annual Meeting and the Company will promptly disclose the Board’s decision with respect to the tendered resignation in a Current Report on Form 8-K filed with the SEC. Any director who tenders his or her resignation under the majority vote policy may not participate in committee or Board deliberations or actions taken with respect to such tendered resignation.

Nominees for Election to our Board of Directors at the 2021 Annual Meeting
Set forth below are each of the director nominees, their respective ages as of the date of this proxy statement and a brief account of each of their business experience.
Name	Age	Position(s)
David Kirsch	41	Chairman of the Board
Diane R. Garrett, Ph.D.	61	President, Chief Executive Officer and Director
Eugene Davis	66	Director
Michael Harrison	49	Director
Stephen A. Lang	65	Director Nominee
David Naccarati	68	Director Nominee
Thomas Weng	52	Director
Marni Wieshofer	58	Director
Upon the consummation of the Recapitalization Transaction, the size of our board was increased from five directors to seven directors, and each of the above directors, other than Diane R. Garrett, was elected by our stockholders at the special meeting of our stockholders held on May 29, 2020 to approve the Recapitalization Transaction. Prior to being elected to our Board on May 29, 2020, Messrs. Kirsch and Harrison served on Seller’s board of directors for the terms set forth in their biography below and Mr. Kirsch has served on our Board since February of 2018. Randy Buffington resigned from his roles of Chairman of the Board, President and Chief Executive Officer effective as of July 1, 2020 and our Board was decreased to six directors. Effective as of September 8, 2020, the Board authorized the increase in the size of our Board from six to seven members and appointed Diane R. Garrett, Ph.D. to the Board to serve as a director contemporaneous with her appointment as President and Chief Executive Officer.
We have determined that each of Messrs. Davis, Harrison, Kirsch, Lang, Naccarati and Weng and Ms. Wieshofer are “independent directors” under Nasdaq listing standards. The Board reviews independence on an annual basis and has also determined that each current member of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is independent as defined under the applicable Nasdaq listing standards and SEC rules. The Board further determined that each of Ms. Wieshofer and Mr. Davis qualifies as an audit committee financial expert in accordance with applicable rules and guidance. In making these determinations, the Company’s Board found that none of these directors had a material or other disqualifying relationship with the Company.
David Kirsch has been a member of our Board since February 2018 and has served as the Chairman of our Board since July 1, 2020. He also serves as Chairman of the Compensation Committee and as a member of the Nominating and Governance Committee. Mr. Kirsch also served as a member of Seller’s board of directors since October 2015, and he served as the Chair of the Audit Committee and as a member of the Compensation and Nominating and Governance committees for Seller’s board of directors. Mr. Kirsch is a Managing Director and Senior Analyst at Mudrick Capital, where he is responsible for analyzing distressed credit and equity opportunities across a diverse range of industries. Prior to joining Mudrick, from 2008 to 2010 Mr. Kirsch was a Senior Analyst and Managing Director at Miura Global Management, a large global long-short equity hedge fund, where he was responsible for coverage of the financial and consumer industries across the Americas, Europe and Asia. Mr. Kirsch gained extensive restructuring experience as a Director at Alvarez & Marsal from 2003 to 2008. At Alvarez & Marsal, he held primary or lead management roles on an interim basis for distressed companies and advised creditors on balance sheet solutions to maximize the value of their investments. Mr. Kirsch began his Wall Street career as an Analyst in the Healthcare Industry Group in the Investment Banking Division of Banc of America Securities. He is currently serving on the board of directors of Mudrick Capital Acquisition Corp. II, a special purpose acquisition corporation (Nasdaq: MUDS) and the following privately held companies: NJOY Holdings, Proenza Schouler, Targus Holdings and Nelson Education, where he is the Chairman of the Board. Mr. Kirsch received his B.S. magna cum laude in Economics from the Wharton School at the University of Pennsylvania. Mr. Kirsch’s qualifications to serve on our Board include his extensive leadership and board experience, his experience as Managing Director and Senior Analyst of Mudrick, his current board experience, including as Chairman of the Board of Nelson Education, and his network of contacts in the distressed field.

Diane R. Garrett, Ph.D., began serving as our President and Chief Executive Officer and a director on September 8, 2020. From June 2016 until her appointment with the Company, Dr. Garrett was the President and Chief Executive Officer of Nickel Creek Platinum Corp. (“NCP”), a mining exploration and development company listed on the Toronto Stock Exchange and the OTC-QB Market. She has more than 20 years of senior management and financial expertise in the field of natural resources. Prior to joining NCP, she held the position of President and Chief Executive Officer and a director of Romarco Minerals Inc. (“Romarco”) from November 2002 until October 2015, taking the multi-million-ounce Haile Gold Mine project from discovery to construction. Romarco was acquired by OceanaGold, Inc. in 2015, at which time Dr. Garrett became a director and consultant to OceanaGold, Inc. before joining NCP in June 2016. Prior to that, she held numerous senior positions in public mining companies including VP of Corporate Development at Dayton Mining Corporation and VP of Corporate Development at Beartooth Platinum Corporation. Early in her career, Dr. Garrett was the Senior Mining Analyst and Portfolio Manager in the precious metals sector with US Global Investors. Dr. Garrett received her Ph.D. in Engineering and her Masters in Mineral Economics from the University of Texas at Austin. The Board has determined that Dr. Garrett should serve as a director due to her technical expertise and background as a senior executive in mining companies as well as her significant experience with permitting, developing and constructing gold mines and moving a precious-metals mining company from the development stage to the successful producer stage, Dr. Garrett is also a director of Novagold Resources Inc., a mineral exploration company operating in the gold mining industry (NYSE American: NG; TSE: NG) and Ausenco PYT Ltd., a privately held global engineering firm.
Eugene Davis has been a member of our Board since the May 29, 2020 Recapitalization Transaction and is Chairman of the Nominating and Governance Committee and a member of the Audit Committee. Mr. Davis currently serves as the Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC (“PIRINATE”), a privately held consulting firm specializing in turnaround management, merger and acquisition consulting, hostile and friendly takeovers, proxy contests and strategic planning advisory services for domestic and international public and private business entities. Since forming PIRINATE in 1997, Mr. Davis has advised, managed, sold, liquidated and served as a chief executive officer, chief restructuring officer, director, chairman or committee chairman of a number of businesses operating in diverse sectors. He was the President, Vice Chairman and a director of Emerson Radio Corporation, a consumer electronics company, from 1990 to 1997 and was the Chief Executive Officer and Vice Chairman of Sport Supply Group, Inc., a direct-mail marketer of sports equipment, from 1996 to 1997. Mr. Davis began his career in 1980 as an attorney and international negotiator with Exxon Corporation and Standard Oil Company (Indiana) and was in private practice from 1984 to 1998. Since December 2020, Mr. Davis has been the Chairman of the Board, member of the Compensation Committee and Chair of the Nominating Committee of FTS International, Inc. (NYSE American: FTSI), and since January 2021, Mr. Davis has served on the board of directors and strategic planning committee of GTT Communications, Inc. (NYSE: GTT). During the past five years, Mr. Davis has been a director of the following public or formerly public companies: Montage Resources Corp., Seadrill Limited, VICI Properties Inc., Verso Corporation, ALST Casino Holdco, LLC, Atlas Air Worldwide Holdings, Inc., Atlas Iron Limited, The Cash Store Financial Services, Inc., Dex One Corp., Genco Shipping & Trading Limited, Global Power Equipment Group, Inc., Goodrich Petroleum Corp., Great Elm Capital Corp., GSI Group, Inc., Hercules Offshore, Inc., HRG Group, Inc., Knology, Inc., SeraCare Life Sciences, Inc., Spansion, Inc., Spectrum Brands Holdings, Inc., Titan Energy LLC, Trump Entertainment Resorts, Inc., U.S. Concrete, Inc. and WMIH Corp. In addition, Mr. Davis is and has been a director of several private companies in various industries. Mr. Davis is well-qualified to serve as a member of our Board because of his substantial knowledge about strategic planning, mergers and acquisitions, finance, accounting, capital structure and board practices and his extensive experience serving as a director of public and private companies in various industries. Mr. Davis controls a limited liability company which is the general partner of Reata Properties, LP, a private real estate company. Reata Properties, LP filed a Chapter 7 bankruptcy petition in September 2020. Certain of its creditors have filed litigation against Reata Properties, LP in the bankruptcy court.

Michael Harrison has been a member of our Board since the May 29, 2020 Recapitalization Transaction and is a member of the Safety, Sustainability & Technical Committee. Mr. Harrison also served as a member of Seller’s board of directors since December 2017 and was a member of the Audit and Technical Committees. Since January 2, 2020, Mr. Harrison has served as Managing Partner, Sprott Resource Streaming and Royalty and Managing Director of Sprott, Inc. Since January 2, 2020, Mr. Harrison has served as the CEO of Sprott Resource Streaming and Royalty Corp. From May 7, 2019 to June 23, 2020, Mr. Harrison served as the Interim President and Chief Executive Officer of Sprott Resource Holdings Inc. (“SRHI”) and prior to such date served as a Managing Director in the mining and metals group of SRHI since February 2017. Prior to joining SRHI, he held the position of President and CEO of Adriana Resources Inc. from October 2015 to February 2017, and Vice President, Corporate Development for Coeur Mining Inc. from February 2011 to August 2015. Mr. Harrison previously served on the Board of Directors of Corsa Coal Corp. (TSXV: CSO) from March 2011 to March 2017 and on the board of directors of Macusani Yellowcake (TSXV: PLU) from May 2011 to January 2013. He also previously worked for Cormark Securities Inc. and National Bank Financial in the mining investment banking groups raising funds and providing mergers and acquisition advice to listed and private mining companies, including the creation of Seller’s predecessor company. Previously, he worked internationally for BHP Billiton Exploration Division as a Project Geophysicist. Mr. Harrison holds a B.Sc.E (Honours) in Geophysics from Queen’s University, and an MBA (with Distinction) from the University of Western Ontario. Mr. Harrison brings over 25 years of executive, financial and technical knowledge in the mining industry to our Board and adds a valuable perspective.
Stephen A. Lang has over 40 years of experience in the mining industry, including engineering, development and production at gold, coal, base metals and PGM operations. He was Chief Executive Officer of Centerra Gold Inc., a publicly traded mining company, from 2008 to 2012 and served as Centerra’s Board Chair from 2012 to 2019. Prior to that, he served as Chief Operating Officer at Stillwater Mining Company, Vice President/General Manager at Barrick Goldstrike operations, Vice President of Engineering and Project Development for Rio Algom Ltd, General Manager of the Fort Knox Mine for Kinross Gold/Amax Gold, and General Manager at the Twin Creeks and Lone Tree mines for Santa Fe Pacific Gold. He is currently Board Chair at Hudbay Minerals, and a member of the board of directors of each of International Tower Hill Mines Ltd., Bear Creek Mining Corporation and Argonaut Gold Inc. Mr. Lang holds a BS and MS in Mining Engineering from the Missouri University of Science and Technology. Mr. Lang served as a director of Allied Nevada Gold Corporation (“Allied Nevada”) from June 2013 until October 2015. Allied Nevada entered federal bankruptcy proceedings in March 2015, emerged in October 2015 and was the prior owner of the Hycroft Mine. The Nominating and Governance Committee recommended that the Company nominate Mr. Lang to the Board due to his significant experience in the mining industry, together with his director and leadership experience with other mining companies.
David Naccarati has more than 45 years of experience in the mining industry. He currently serves as an independent consultant to the mining industry. He was a founding partner of Cupric Canyon Capital, LLC, a private equity firm focused on acquiring and developing mining properties, and served as a member of its board of directors from 2010 to 2019. Mr. Naccarati was a member of the senior management team for Phelps Dodge Corporation, the mining company, from 2004 to 2007, including serving as president of the Phelps Dodge Mining Company, a division of Phelps Dodge Corporation. Mr. Naccarati also served as an adjunct professor in the department of Mining and Geological Engineering at the University of Arizona from 2009 to 2011. Mr. Naccarati received a degree in Mining Engineering from the University of Arizona and an MBA from Sloan School of Management (MIT). The Nominating and Governance Committee recommended that the Company nominate Mr. Naccarati to the Board due to his significant safety, technical and operational experience in the mining industry.
Thomas Weng has been a member of our Board since the May 29, 2020 Recapitalization Transaction and is a member of the Audit Committee and Nominating and Governance Committee. Mr. Weng has more than 25 years of experience in the financial services sector and is a Co-Founding Partner with Alta Capital Partners, a provider of financial advisory services (since February 2011). From February 2007 to January 2011, Mr. Weng was a Managing Director at Deutsche Bank and Head of Equity Capital Markets for Metals and Mining throughout the Americas and across all industry segments for Latin America. Prior to 2007, he held various senior positions at Pacific Partners, an alternative investment firm, and Morgan Stanley and Bear Stearns. Mr. Weng currently sits on the board of International Tower Hill Mines and Jaguar Mining Inc. Mr. Weng graduated from Boston University with a Bachelor of Arts in Economics. Mr. Weng is well-qualified to serve as a member of our Board because of his extensive knowledge of strategic planning, mergers and acquisitions, finance, and mining.

Marni Wieshofer has been a member of our Board since the May 29, 2020 Recapitalization Transaction and is Chairwoman of the Audit Committee and a member of the Compensation Committee. Ms. Wieshofer has served as Head of Media and Managing Director in Houlihan Lokey’s TMT Corporate Finance Group, based out of Los Angeles, providing mergers and acquisitions, capital markets, financial advisory and financial restructuring services including the Weinstein Company and Relativity Media bankruptcies and subsequent sales. Before joining Houlihan Lokey, Ms. Wieshofer was Partner and Managing Director at MESA, a boutique advisory investment bank, where she spearheaded investment banking, strategy, and valuation engagements for companies throughout the media space. Her background also includes Chief Financial Officer and EVP of Corporate Development at Lionsgate Entertainment where she oversaw the company’s mergers, acquisitions, and other strategic financial initiatives including the acquisitions and integration of Trimark Pictures, Artisan Entertainment and Redbus Films Distribution U.K. to name a few, as well as the sale of Lionsgate Studios and the Canadian distribution business. Ms. Wieshofer’s experience also includes prominent roles at Media Rights Capital, Alliance Atlantis Communications and Coopers & Lybrand Chartered Accountants. Ms. Wieshofer is currently Lead Director at Thunderbird Entertainment Group Inc. (TSXV: TBRD, OTC: THBRF), a member of the Board of Directors of Organigram Holdings Inc. (NASDAQ: OGI; TSE: OGI), a member of the Emeritus Board of Directors of Film2Future, a member of the Dean’s Advisory Committee at the Rotman School of Management; and is a former Director and Chair of the Audit Committee of Takara Resources Inc. Ms. Wieshofer holds a BA from Western University, an MBA from the Rotman School of Management, is a Canadian Chartered Accountant and obtained the ICD.D designation in 2018. Ms. Wieshofer is well-qualified to serve as a member of our Board due to her expertise in mergers and acquisitions, capital markets, financial advisory and financial restructuring services across a range of industries.
PROPOSAL NO. 1 — RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE ELECTION OF EACH OF THE EIGHT DIRECTOR NOMINEES
SET FORTH ABOVE IN THIS PROXY STATEMENT.

BOARD AND CORPORATE GOVERNANCE MATTERS
Our Board currently consists of seven members. In accordance with our charter, members of our Board serve one-year terms and hold office until the next annual meeting of stockholders or until her of his respective successors are duly elected and qualified, or until their earlier resignation, retirement, disqualification or removal. Under our certificate of incorporation, the size of our Board shall be at least one member or such larger number as may be fixed from time to time by resolution of at least a majority of the directors then in office.
Committees of the Board of Directors
We have four standing committees. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee are each composed solely of independent directors. In addition, the Safety, Sustainability and Technical Committee is currently composed of two independent directors. Each of the committees reports to the Board as it deems appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below.
Audit Committee
Eugene Davis, Thomas Weng and Marni Wieshofer (Chair) are the members of the Audit Committee. Under the Nasdaq listing standards and applicable SEC rules, the Audit Committee is required to have at least three members. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) require that the audit committee of a listed company be comprised solely of independent directors. Mr. Davis, Mr. Weng and Ms. Wieshofer qualify as independent directors under applicable rules. Each member of the Audit Committee is financially literate and each of Ms. Wieshofer and Mr. Davis qualifies as an “audit committee financial expert” as defined under applicable SEC rules.
Under its charter, the functions of the Audit Committee include:
•
the appointment, compensation, retention, replacement, and oversight of the work of the independent accounting firm engaged by the Company;

•
the pre-approval of all non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by the Company;

•
setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•
obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•
reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC;

•
discussing with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response, and our risk assessment and risk management policies, including our major financial risk exposure and steps taken by management to monitor and mitigate such exposure; and

•
reviewing our financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting our financial statements, including alternatives to, and the rationale for, the decisions made.

Compensation Committee
David Kirsch (Chair) and Marni Wieshofer are the members of the Compensation Committee. John Ellis, who is retiring from the Board is also current member of the Compensation Committee. All of the members of the Compensation Committee are independent directors under applicable Nasdaq listing standards and are considered to be a “non-employee director” under Rule 16b-3 of the Exchange Act.
Under its charter, the functions of the Compensation Committee include:
•
reviewing and approving annually corporate goals and objectives relating to the compensation of the Chief Executive Officer (“CEO”), evaluating the performance of the CEO in light of those goals and reviewing and establishing the CEO’s annual compensation and HYMC 2020 Performance and Incentive Pay Plan (“Incentive Plan”) participation levels and bases of participation; and

•
reviewing and approving annually the evaluation process and compensation structure for the Company’s or its subsidiaries’ other officers; to evaluate, review and recommend to our Board any changes to, or additional, stock-based and other incentive compensation plans; and to recommend inclusion of the Compensation Discussion and Analysis, if applicable, in the annual proxy statement and Annual Report on Form 10-K to be filed with the SEC.

In addition, on an annual basis, the Compensation Committee will conduct an in-depth, broad scope and detailed review of succession planning efforts at multiple levels of our management team.
The Compensation Committee charter also provides that the Compensation Committee shall have the sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Nominating and Governance Committee
Eugene Davis (Chair), David Kirsch and Thomas Weng are the members of the Nominating and Governance Committee. All of the members of the Nominating and Governance Committee are independent directors under applicable Nasdaq listing standards.
Under its charter, the functions of the Nominating and Governance Committee include:
•
identifying individuals qualified to become Board members and recommending to the Board the director nominees for the next annual meeting of stockholders;

•
recommending to the Board the corporate governance guidelines applicable to the Company;

•
leading the Board in its annual review of the performance of (i) the Board; (ii) its committees; and (iii) management; and

•
recommending to the Board nominees for each Board committee.

The Nominating and Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.
The Nominating and Governance Committee has not set specific minimum qualifications for director positions. Instead, the Nominating and Governance Committee will review nominations for election or re-election to the Board on the basis of a particular candidate’s merits and the Company’s needs after taking into account the current composition of the Board. When evaluating candidates annually for nomination for election, the Nominating and Governance Committee will consider an individual’s skills, diversity, independence, experience in areas that address the needs of the Board and ability to devote adequate time to Board duties. The Nominating and Governance Committee does not specifically define diversity, but values diversity of experience, perspective, education, race, gender, and national origin as part of its overall annual evaluation of director nominees for election or re-election. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company will be interviewed and evaluated by the Nominating and Governance Committee. Candidates selected by the Nominating and Governance Committee will then be recommended to the full Board.

While the Company maintains a plurality voting standard in the election of directors, it has adopted a majority voting standard as well. Under that standard, any director in an uncontested election that receives more “withheld” votes than votes “for” his or her election must tender his or her resignation. The Nominating and Governance Committee will consider such offered resignation and recommend an action to the full Board which will then determine whether to accept or reject that resignation. For more information about the majority voting standard, see “Proposal No. 1 — Election of Directors — Vote Required for Approval.”
Safety, Sustainability and Technical Committee
John Ellis (Chair) and Michael Harrison are current members of the Safety, Sustainability and Technical Committee. Mr. Ellis is retiring from the Board.
Under its charter, the functions of the Safety, Sustainability and Technical Committee include the authority to:
•
investigate any activity of the Company or its subsidiaries relating to health, safety, loss prevention and operational security, sustainable development, environmental affairs, public policy and relations with communities and civil society, government relations, human rights and communication matters;

•
review our developmental, construction and operational activities; and

•
retain outside counsel, experts and other advisors as the Safety, Sustainability and Technical Committee may deem appropriate in its sole discretion to assist the Company in fulfilling its responsibilities.

Director Independence
The Board has determined that Messrs. Davis, Harrison, Kirsch, and Weng and Ms. Wieshofer are “independent directors” under Nasdaq listing standards. The Board has also determined that the new nominees to the Board, Messrs. Lang and Naccarati, also are “independent directors” under Nasdaq listing standards. The Board reviews independence on an annual basis and has also determined that each current member of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee is independent as defined under the applicable Nasdaq listing standards and SEC rules. The Board further determined that each of Ms. Wieshofer and Mr. Davis qualifies as an audit committee financial expert in accordance with applicable rules and guidance. In making these determinations, the Board found that none of these directors had a material or other disqualifying relationship with the Company.
Board and Committee Meetings
During the year ended December 31, 2020, the Board held 15 meetings and acted by unanimous written consent 11 times; the Audit Committee held five meetings and acted by unanimous written consent one time; the Nominating and Governance Committee acted one time by unanimous written consent; the Compensation Committee held three meetings and acted by unanimous written consent four times; and the Safety, Sustainability and Technical Committee held one meeting. During 2020, each director attended more than 75% of the combined meetings of the Board and each committee on which he or she served.
Communications with the Board
Stockholders can send communications to one or more members of the Board by writing to the Board or to specific directors or a group of directors at the following address: Hycroft Mining Holding Corporation Board of Directors, Hycroft Mining Holding Corporation, c/o Corporate Secretary, 8181 E. Tufts Avenue, Suite 510, Denver, Colorado, 80237. Any such communication will be promptly distributed by our Secretary to the individual director or directors named in the communication or to all directors if the communication is addressed to the entire Board.

Director Compensation
In 2020, after the Recapitalization Transaction, the Compensation Committee and Board of Directors approved the following initial annual director compensation arrangements, for non-employee directors, in the form of (i) an annual cash retainer of $55,000; (ii) annual committee chair fees of $12,500 for the Audit Committee, $10,000 for the Safety, Sustainability and Technical Committee, and $7,500 for each of the Nominating and Governance and Compensation Committees; (iii) annual committee member fees of $5,000 for the Audit Committee, $4,000 for the Safety, Sustainability and Technical Committee, and $2,500 for each of the Nominating and Governance and Compensation Committees; and (iv) $75,000 in annual equity awards in the form of restricted stock units. In addition, an initial equity award in the amount of $50,000 was approved for each non-employee director in connection with their initial appointment to the Board. These 2020 annual and initial restricted stock unit awards were granted to each non-employee director on December 4, 2020. Future annual equity awards will be granted at each annual stockholder meeting of the Company unless otherwise determined by the Compensation Committee.
The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2020.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)(1)(2)
David Kirsch	$32,500	$187,500	$220,000
Eugene Davis	$33,750	$125,000	$158,750
John Ellis	$58,750	$162,500	$221,250
Michael Harrison	$54,500	$162,500	$217,000
Thomas Weng	$31,250	$125,000	$156,250
Marni Wieshofer	$35,000	$125,000	$160,000

(1)
Amounts reflect the aggregate grant date fair value of the initial director equity grant of 6,730 restricted stock units (“RSUs”) and the 2020 annual director equity grant of 10,095 RSUs, each of which were granted on December 4, 2020, as computed in accordance with FASB ASC Topic 718, assuming no forfeitures. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the non-employee directors. The initial director equity grant vests in three equal installments on (i) the earlier of each of (A) the first annual meeting of stockholders of the Corporation during which the Director was serving as a member of the Board or (B) May 29, 2021, (ii) the date that is one year following the vesting date of the first tranche; and (iii) the date that is two years following the vesting date of the first tranche. The 2020 annual director equity grant vested 50% on the date of grant and 50% on the earlier of the date of the 2021 Annual Meeting of Stockholders or May 29, 2021. As Mr. Kirsch sits on our Board as a representative of Mudrick Capital Management, L.P., his director equity grants were assigned to and made to Mudrick Capital Management, L.P. rather than to Mr. Kirsch personally. As of December 31, 2020, each non-employee director (or in the case of Mr. Kirsch, Mudrick Capital Management, L.P.) had outstanding the following unvested RSUs: 6,730 of the initial director equity grant and 5,048 of the 2020 annual director equity grant.

(2)
Messrs. Kirsch, Ellis and Harrison received payouts (not reflected above) of $479,879, $187,500 and $187,500, respectively, in 2020 triggered by the Recapitalization Transaction under Phantom Stock Award Agreements previously granted to them by Seller as compensation for their service as a director of Seller beginning in 2015 and prior to the Recapitalization Transaction. For more information on these phantom awards, see below under “— Phantom Stock Award Agreements.” As Mr. Kirsch sits on our Board as a representative of Mudrick Capital Management, L.P., his payment was assigned to and made to Mudrick Capital Management, L.P. rather than to Mr. Kirsch personally.

Phantom Stock Award Agreements
Each of the non-employee members of our Board who served on Seller’s board of directors received phantom shares pursuant to Seller’s Non-Employee Director Phantom Stock Plan (the “Phantom Plan”). Non-employee members of Seller’s board of directors received such phantom shares as part of their annual compensation pursuant to phantom stock award agreements. Under the Phantom Plan, a phantom share was an unfunded bookkeeping unit, entitling a participant to a cash payment equal to the fair market value of a share of Seller’s common stock determined upon the date of the applicable “Payment Event” (as set forth below). Under the award agreements, each phantom share was vested upon the date of grant and was subject to forfeiture if the participant is removed from Seller’s board of directors for reasons constituting “Cause” (as defined below). For grants issued during the years ended 2015 and 2016, the cash payment was equal to the fair market value of one share of common stock of Seller at the date of payment. For grants issued during 2018, 2019, and 2020, the cash payment was equal to the greater of the (1) grant date value, or (2) the fair market value of one share of common stock of Seller at the date of payment. Directors who were affiliated with Seller’s significant stockholders, which included Mr. Kirsch, were entitled to be awarded a number of phantom shares equal to $125,000 on the grant date (subject to equitable adjustment for changes in capital or corporate structure). Directors who were not affiliated with Seller’s significant stockholders, which included Messrs. Ellis and Harrison, were entitled to be awarded annually $55,000 in cash payable quarterly and a number of phantom shares equal to $75,000 on the grant date (subject to equitable adjustment for changes in capital or corporate structure).
For purposes of the Phantom Plan, “Payment Event” was defined as the first to occur of the following:
1)
the participant’s retirement from Seller’s board of directors;

2)
the participant’s resignation from Seller’s board of directors;

3)
the participant’s failure to stand for re-election as a non-employee director of Seller’s board of directors;

4)
the participant’s removal from Seller’s board of directors for reasons other than “Cause” (as defined below);

5)
the participant’s death; or

6)
a Change of Control (as defined in the Phantom Plan).

The cash payment described above to the participant in respect of his phantom shares was made within 30 days of the applicable Payment Event. “Cause” was defined in each phantom stock award agreement as follows:
1)
the conviction of the participant for committing, or entering into a plea of nolo contendere by the participant with respect to, a felony under federal or state law or a crime involving moral turpitude;

2)
the commission of an act of personal dishonesty or fraud involving personal profit in connection with the participant’s service on Seller’s board of directors; or

3)
the willful misconduct, gross negligence or deliberate failure on the part of the participant to perform his or her duties with us in any material respect.

A Payment Event under the Phantom Plan was triggered by the Recapitalization Transaction and cash payments in the aggregate amount of $1.8 million were made by the Company in 2020 following the assumption of such liabilities in connection with the closing of the Recapitalization Transaction to satisfy such phantom share awards.

Code of Ethics
We have adopted a Code of Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of the Company’s business. A copy of the Code of Ethics has been posted on our website and will be provided without charge upon written request to Tracey Thom, Vice President Investor Relations and Corporate Communications in writing at 8181 E. Tufts Ave., Suite 510, Denver, CO 80237 c/o Hycroft Mining Holding Corporation. The Company currently intends to disclose any amendments to or waivers of certain provisions of its Code of Ethics on its website, http://www.hycroftmining.com/wp-content/uploads/Hycroft-Code-of-Business-Conduct-and-Ethics-06-20.pdf.
Hedging and Pledging Policy
The Company has adopted a policy regarding the ability of certain persons to hedge, pledge or otherwise limit their exposure to the Company’s securities. The policy applies to the Company’s directors and executive officers (together “Company Insiders”) and certain other employees who regularly come into possession of material non-public information about the Company in the course of their duties (together with the Company Insiders, the “Covered Persons”), as well as any Covered Person’s spouse, other people living in a Covered Person’s household, and minor children and entities over which any Covered Person exercises control. Under the policy, each of such persons is prohibited from engaging in the following transactions in the Company’s securities unless advance approval is obtained from the Company’s Chief Financial Officer:
(i)
Short-term trading.   Company Insiders who purchase Company securities may not sell any Company securities of the same class for at least six months after the purchase;

(ii)
Short sales.   Covered Persons may not sell the Company’s securities short;

(iii)
Options trading.   Covered Persons may not buy or sell puts or calls or other derivative securities on the Company’s securities;

(iv)
Trading on margin or pledging.   Company Insiders may not hold Company securities in a margin account or pledge Company securities as collateral for a loan; and

(v)
Hedging.   Covered Persons may not enter into hedging or monetization transactions or similar arrangements with respect to Company securities. For the avoidance of doubt, this provision shall not be construed to limit a Covered Person’s ability to enter into market hedges not tied to the Company’s securities, including transactions to hedge commodity (gold and silver) exposure.

Board Oversight of Risk Management
The Board of Directors considers oversight of the Company’s risk management efforts to be a responsibility of the entire Board (as reported by and through the appropriate committee in the case of risks that are under the purview of a particular committee). Management provides the full Board regular updates on major Company initiatives, strategies, and related risks. The Board and its committees play a significant role in the oversight of Company-wide risk management. On annual basis, management will review with the Board risks to the enterprise and our efforts to address them. In addition, presentations are made in the ordinary course at scheduled Board meetings regarding operations, finance, market trends and the various other risks that face the Company. On an ongoing basis, the various committees of the Board address risk in the areas germane to their scope. For example:
•
The Nominating and Governance Committee evaluates Board effectiveness, succession planning, enterprise risk management, policy and regulatory risk, and general corporate best practices;

•
Operational risk management is overseen by the full Board and the Safety, Sustainability and Technical Committee with respect to the Company’s key initiatives affecting its operations and business performance and by the Compensation Committee with respect to attracting, retaining and motivating talented employees and by tying compensation awards to actual performance;

•
The Safety, Sustainability and Technical Committee oversees risks in the areas of safety and environmental compliance, through an ongoing dialog with management, plays a role in operational risk management, and oversees risk associated with managing existing technologies and developing new technologies to enhance and protect our competitive advantage;

•
The Audit Committees plays a key role in the oversight of financial and market risk, balance sheet risk and capital allocation, liquidity and tax risk; and

•
Overall ethics, policy and compliance risk and cybersecurity risk is also overseen by the Audit Committee.

The Compensation Committee provides oversight of the Company’s pay policies and practices, including risks associated with executive compensation. In order to assure that excessive leverage and risk-taking is not undertaken in seeking to achieve growth objectives, a material portion of compensation payable to our named executive officers is paid in equity that vests over time. We believe that equity awards vesting over a period of time, together with executive stock ownership guidelines to be adopted in the upcoming year prior to the initial vesting of equity awards issued by the Company in 2020, act as additional incentives and precautions to control against excessive risk-taking in the investment decisions by management, and to maintain focus on long-term value creation. Management and the Compensation Committee periodically evaluate the risks involved with our compensation programs and do not believe that any of our programs creates risks that are reasonably likely to have a material adverse impact on us.
The Audit Committee will receive the results of risk assessments designed to identify and assess key risks and currently receives periodic reports, which include management action plans designed to mitigate deficiencies and related risks. The Audit Committee also provides oversight concerning key financial risks and, pursuant to its charter, discusses Company policies with respect to risk assessment and risk management. As part of its role relating to consideration and oversight of risk management, the Audit Committee is periodically informed about, and oversees, data security risks.
On a structural level, all material transactions, as well as transactions not deemed material to us, that involve capital allocations above specified levels will be reviewed and approved by our full Board, which as part of its analysis of transactions examines the potential risk and reward of our investments and capital expenditures.
We also reviewed and noted that under our current Board leadership structure, which includes a separation of the Chairman and Chief Executive Officer roles, provides strong oversight which best serves our stockholders.
The chairperson of the relevant Board committee reports on its discussions to the full Board during the committee reports portion of the applicable Board meeting. The full Board may have access to committee materials and may attend committee meetings. This enables the Board and its committees to coordinate the risk oversight role regarding, for example, compensation and governance-related risks.
Leadership Structure and Role in Risk Oversight
The Company’s Corporate Governance Guidelines provide that the Board will periodically appoint a Chairman of the Board and that both independent and management directors, including our Chief Executive Officer, are eligible for appointment as Chairman. Since July 1, 2020, Mr. Kirsch has been our Chairman of the Board. The Board has determined that Mr. Kirsch is an independent director. The Corporate Governance Guidelines state that if the Chairman of the Board were not independent, then it is the sense of the Board that it should designate an independent lead director who would be available in any situation in which the Chairman has a potential conflict of interest with respect to any matter under consideration.

The Board believes having an independent Chairman of the Board is appropriate and the Company has separated the roles of Chairman and Chief Executive Officer. The Chairman has held the role of overseeing the Board and working with and providing guidance to the Chief Executive Officer on our overall strategic objectives and risk management. In addition to being the primary liaison with the Chairman and the Board, the Chief Executive Officer’s role is to directly oversee the day-to-day operations of the Company, lead and manage the senior management of the Company and implement the strategic plans, risk management and policies of the Company. The Chairman and Chief Executive Officer work closely together to ensure that critical information flows to the full Board, that discussions and debate of key business issues are fostered and afforded adequate time and consideration, that consensus on important matters is reached and decisions, delegation of authority and actions are taken in such a manner as to enhance our businesses and functions. While the Board believes that the separation of these two roles currently best serves the Company and its stockholders, it recognizes that combining these roles may be appropriate in the future if circumstances change.
We also have authorized the appointment of a lead independent director who will be appointed by the Board at the meeting of the Board following the Annual Meeting (i) to lead the Board where the Chairman may have a conflict of interest with respect to a specific matter, and/or (ii) to engage and coordinate with the Chief Executive Officer on an ongoing basis on strategic or other matters where the Chairman has requested the lead independent director’s involvement.
Executive Sessions of Independent Directors
The independent directors of the Board and each standing committee meet regularly in executive session without our management present. Stockholders wishing to communicate with the independent directors may contact them by writing to: Independent Directors, c/o Corporate Secretary, Hycroft Mining Holding Corporation, 8181 E. Tufts Avenue, Suite 510, Denver, Colorado 80237. Any such communication will be promptly distributed by our Secretary to the individual independent director or directors named in the communication in the same manner as described below in “— Communications with the Board.”
Communications with the Board
Stockholders and other interested parties can send communications to one or more members of the Board by writing to the Board or to specific directors or group of directors at the following address: Hycroft Mining Holding Corporation Board of Directors, c/o Corporate Secretary, Hycroft Mining Holding Corporation, 8181 E. Tufts Avenue, Suite 510, Denver, Colorado 80237. Any such communication will be promptly distributed by our Secretary to the individual director or directors named in the communication or to all directors if the communication is addressed to the entire Board.
Board Performance Evaluation
Beginning in 2021, the Board conducted an evaluation of its performance. The evaluation format is established by the Nominating and Governance Committee. The evaluation was conducted through individual interviews with each director through outside legal counsel. In these active interviews, comments were solicited with respect to the full Board and any committee on which each director served, as well as director performance and Board dynamics. The focus of inquiry related to the larger questions of how the Board can improve its key functions of overseeing personnel development, financial performance, other major responsibilities for strategy, risk, integrity, reputation and governance. In particular, for both the Board and the relevant committee, the process solicited ideas from directors on the following:
•
ongoing improvements to engagement, prioritization and discussion of issues;

•
assessing the quality of written and oral presentations from management and recommendations for future reports or presentations to the Board and/or committees;

•
improving the quality of Board or committee discussions on key matters;

•
identifying specific issues and risks that should be discussed in the future;

•
identifying needs for additional expertise on the Board; and

•
identifying any other matter of importance to Board functioning and effectiveness.

Following the 2021 interviews, the Nominating and Governance Committee discussed the findings and recommendations of the interviews, and the Chair of the Nominating and Governance Committee and outside legal counsel led an extended discussion with the directors on the results and recommendations during the March 2021 meeting of the full Board. Pursuant to this director evaluation and interview process, the desire to add additional mining and engineering expertise and experience was identified. The Nominating and Governance Committee engaged STM Associates, an outside, independent consulting firm, to search out candidates with specific mining operations and technical metallurgical experience, encompassing functional and broader leadership roles in demanding operational / technical environments, preferably of scale and involving large world-class open-pit mines. The focus also included candidates who had experience with publicly traded companies at an executive officer and/or director level. While the request did include a focus and interest in diversity, equity and inclusion, due to the limited talent pool satisfying the desired and specialized knowledge and experience, no such candidates were identified as available to be interviewed as part of the process. The Nominating and Governance Committee took that into account in proceeding and reviewed with the assistance of legal counsel the overall diversity, equity and inclusion of the Board, noting that with two females (including the Chief Executive Officer) and one under-represented minority member, adding two new directors would still result in diverse representation of 38%.
Following an initial vetting process, the Nominating and Governance Committee interviewed multiple candidates and selected two candidates who were presented to and recommended to the full Board.
Summary of Director Qualifications and Experience
Competencies	Davis	Garrett	Harrison	Kirsch	Lang	Naccarati	Weng	Wieshofer
Senior Executive Experience	X	X	X	X	X	X	X	X
(Experience in the highest level of management responsible for setting and achieving organizational objectives, strategic planning, and overall decision-making)
Other Public Company Directorships	X	X	X	X	X		X	X
(Experience sitting on public company boards)
Mining Industry Experience	X	X	X		X	X	X
(Technical and leadership experience in listed mining companies (whether Canadian or US) of similar size, with similar operational assets and developing projects)
Financial Literacy & Experience	X	X	X	X	X	X	X	X
(Knowledge of financial accounting and reporting, internal financial controls, including the ability to critically assess financial viability and performance of the organization)
Capital Management	X	X	X	X			X	X
(Experience in capital management strategies, including debt financing and capital raisings)
Technical Mining, Engineering or Geology Experience & Innovation	X	X	X		X	X
(Background or experience overseeing and innovating the technical engineering or geology aspects of mining)
Mine Development/Operating Experience	X	X	X		X	X
(Experience overseeing the development of mines and/or daily operations)
Business Development	X	X	X	X	X	X	X	X
(Experience in identifying and implementing growth opportunities, and creating long-term value for the organization from investors, markets, and relationships)
Permitting/Regulatory Experience	X	X	X		X	X	X
(Experience relating to regulatory approvals and permitting needed in connection with mining operations and development)

Competencies	Davis	Garrett	Harrison	Kirsch	Lang	Naccarati	Weng	Wieshofer
Legal Experience	X						X
(Experience overseeing significant legal matters at an organization including stockholder lawsuits/threats and/or government investigations)
Human Resources Experience	X	X	X			X	X	X
(Experience with appointment and evaluation of senior executives as well as overseeing strategic human resource management including workforce planning, employee relations and organizational change)
Compensation Experience	X	X	X	X	X		X	X
(Experience on compensation committees of public companies; analyzing and setting executive compensation while balancing risks, incentives and investor relations)
Health, Safety, Environmental, Sustainability Experience	X	X	X		X	X	X	X
(Experience related to health, safety, environmental, social responsibility and sustainability initiatives and their impact on the organization/investor relations)
Corporate Governance Experience	X	X	X	X	X	X	X	X
(Knowledge of best practice governance standards)
Government/Regulatory/Political Experience	X	X	X		X	X	X	X
(Experience in public and regulatory policies and management of impact on industry and the organization)
First Nations/Community Relations Experience	X	X	X
(Experience with public relations relating to native peoples)
Information Technology and Innovation Experience	X					X	X	X
(Experience with IT security/breaches and/or knowledge of the strategic use and governance of information technology and innovation)
Strategic Planning Experience	X	X	X	X	X	X	X	X
(Ability to identify and critically assess opportunities and threats, and develop effective strategies to achieve the organization’s visions and objectives.)
Risk Management Experience	X	X	X	X	X	X		X
(Ability to identify key risks to the organization, and monitor risk and compliance management frameworks and systems)
Stockholders may access a copy of our Corporate Governance Guidelines on our website at http://www.hycroft mining.com/wp-content/uploads/Corporate-Governance-Guidelines-06-20.pdf.

EXECUTIVE OFFICERS
The names of the current executive officers of the Company and their respective ages as of the date of this Proxy Statement are set forth below.
Name	Age	Title
Diane R. Garrett, Ph.D.	61	President, Chief Executive Officer and Director
Stanton K. Rideout, CPA	61	Executive Vice President and Chief Financial Officer
John (Jack) W. Henris	57	Executive Vice President and Chief Operating Officer
Jeffrey A. Stieber, CPA	37	Senior Vice President, Finance and Treasurer
Diane R. Garrett has served as our President, Chief Executive Officer and a Director since September 2020. See, the biographical information for Ms. Garrett set forth above under “Board of Directors.”
Stanton K. Rideout has served as our Executive Vice President and Chief Financial Officer since October 2020. He has more than 30 years of senior executive experience in the mining and manufacturing industries, including Romarco Minerals and Phelps Dodge Corporation (“Phelps Dodge”). From April 2018 until October 2020, Mr. Rideout was a consulting Chief Executive Officer of Carolina Gold Resources Inc. (“CGR”), a Canadian precious and base metals project-generator company. He joined the Board of CGR in June 2017 and became Chairman of the Board in July 2018. Prior to that, Mr. Rideout served as the Senior Vice President and Chief Financial Officer of Romarco Minerals Inc. (“Romarco”) from November 2010 through December 2015. Since Romarco was acquired by OceanaGold in September 2015, he provided debt and equity consulting services for a number of mining companies. From January 2008 until May 2008, Mr. Rideout was Executive Vice President and Chief Financial Officer for Swift Transportation Corporation (“Swift”), a large North American truckload carrier. Prior to Swift, Mr. Rideout held various senior finance and accounting positions over 25 years with Phelps Dodge, a publicly traded mining and manufacturing company. Those roles included Vice President and Treasurer, Vice President and Controller, and Investor Relations Officer and Chief Financial Officer of Phelps Dodge International Corporation. Mr. Rideout earned his Master’s in Business Administration from the University of Evansville and his Bachelor of Science, Business/Finance, from Western Kentucky University. Mr. Rideout is a Certified Public Accountant.
John (Jack) W. Henris has served as our Executive Vice President and Chief Operating Officer since January 2021. Mr. Henris has over 35 years of experience in the gold and silver mining industry. Prior to joining the Company, Mr. Henris served since December 2019 as a Senior Consultant at Stantec Consulting Services where he managed the technical and professional services (including mine planning, engineering support, cost estimating, scheduling, and cost control services) required for the development of surface and underground mining studies. Prior to that, from April 2019 to September 2019, he was General Manager of McEwen Mining, Inc., a Canadian gold and silver mining company (NYSE: MUX), where he was responsible for all operations at the Gold Bar Mine. Prior to McEwen Mining, Mr. Henris was the Vice President of Mining — Geotechnical at Goldcorp, Inc. (NYSE: GG; TSX: G) from December 2017 to April 2019. From April 2013 until September 2017, Mr. Henris was the General Manager at two operations for Newmont Mining Company (NYSE: NEM; TSX: NGT). At Newmont, he was responsible for surface and underground mines, processing facilities, including roasting, flotation and oxide milling and heap leach pads. Mr. Henris has a Bachelor of Science in Geological Engineering from the South Dakota School of Mines and Technology.
Jeffrey A. Stieber has served as our Senior Vice President, Finance and Treasurer since October 2020. Prior to that, he served as our Vice President and interim Chief Financial Officer from July 2020 to October 2020. Mr. Stieber joined the Company as its Vice President, Treasurer upon the consummation of the Recapitalization Transaction and previously was appointed to that position by Seller in August 2018, having previously served in senior finance and accounting roles with that company from 2010 to 2015. From 2015 to 2018 Mr. Stieber held senior and executive positions at Tahoe Resources and Klondex Mines, until its acquisition by Hecla Mining Company. Mr. Stieber has more than 15 years of finance and accounting experience mostly within the mining industry, is a Certified Public Accountant, and graduated from the University of Nevada.

EXECUTIVE COMPENSATION
The following disclosure concerns the compensation arrangements of our current named executive officers for the fiscal years ended December 31, 2020 and 2019. Any compensation earned prior to the Recapitalization Transaction was earned by such executives while serving Seller in a similar capacity. Such disclosure should be read together with the compensation tables and related disclosures provided below.
Summary Compensation Table
The following table presents information regarding the compensation awarded to, earned by, or paid to our Chief Executive Officer (or anyone serving in such function during 2020), the next two other most highly compensated individuals who served as executive officers as of December 31, 2020, and any individuals who would have been among the most highly compensated executive officers if they had remained employed at December 31, 2020 (collectively, our “Named Executive Officers” or “NEOs.”)
As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Diane R. Garrett, Ph.D.(5)	2020	$172,617	$0	$1,250,000	$0	$5,026	$1,427,643
President and CEO
Stanton K. Rideout(6)	2020	$75,419	$0	$400,000	$0	$37,222	$512,641
Executive Vice President and Chief Financial Officer
Jeffrey Stieber(7)	2020	$215,417	$100,000	$102,500	$24,600	$52,508	$495,025
Senior Vice President, Finance and Treasurer; former Vice President and Interim Chief Financial Officer
Randy E. Buffington(8)	2020	$284,712(9)	$2,030,421	$1,300,000(10)	$0	$455,542	$4,070,675
Former President and CEO	2019	$525,000	—	$1,575,000	$0	$26,239	$2,126,239
Stephen M. Jones(11)	2020	$416,227(9)	$1,546,148	$0	$0	$84,085	$2,046,460
Former Interim President and Chief Executive Officer and Former Executive Vice President, Chief Financial Officer and Secretary	2019	$425,000	—	$1,062,500	$0	$23,628	$1,511,128

(1)
Amounts represent payments under Seller’s Retention Bonus Plan described below under “— Retention Bonus Plan.” The Company assumed the obligation to pay these amounts in connection with the Recapitalization Transaction.

(2)
Amounts reflect the aggregate grant date fair value of awards granted during the fiscal year noted as computed in accordance with FASB ASC Topic 718, assuming no forfeitures. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that may be realized by the Named Executive Officers.

(3)
Amounts reflect the cash payouts for 2019 performance paid in June 2020 following the consummation of the Recapitalization Transaction.

(4)
During 2020, “All Other Compensation” consisted of the following:

Name	Year	401(k) Matching Contributions ($)	Consulting Payments ($)	Severance Payments	Life Insurance Premiums ($)	Moving and Other Expenses ($)	Total ($)
Diane R. Garrett, Ph.D.	2020	$2,750	—		$2,276	$0	$5,026
Stanton K. Rideout	2020	$4,525	$31,275(a)		$1,422	$0	$37,222
Jeffrey Stieber	2020	$17,100	—		$705	$34,703(b)	$52,508
Randy E. Buffington	2020	$17,100	$125,000(c)	$302,819(d)	$5,555	$5,068	$455,542
	2019	$16,800			$5,638	$3,801	$26,239
Stephen M. Jones	2020	$17,100	$25,000(14)	$35,417	$6,568	$0	$84,085
	2019	$16,800			$6,828	$0	$23,628

(a)
For consulting fees paid prior to Mr. Rideout’s employment with the Company began.

(b)
Includes $19,167 of relocation allowance and $15,536 reimbursement for moving expenses incurred in 2020.

(c)
For consulting fees paid after the officers’ employment with the Company ended.

(d)
Includes $40,319 in compensation for ownership of Company’s vehicle that was transferred to Mr. Buffington pursuant to the Transition and Succession Agreement.

(5)
Dr. Garrett was hired effective September 8, 2020. Her base salary is $550,000.

(6)
Mr. Rideout was hired effective October 20, 2020. His base salary is $375,000.

(7)
Mr. Stieber was appointed as the Company’s Vice President and Interim Chief Financial Officer on July 1, 2020 and, upon Mr. Rideout’s appointment on October 20, 2020, Mr. Stieber was appointed as Senior Vice President, Finance and Treasurer.

(8)
Mr. Buffington’s employment with the Company ceased on July 1, 2020.

(9)
Amounts include payout of accrued vacation upon ceasing employment with the Company.

(10)
Pursuant to the Transition and Succession Agreement, Mr. Buffington received an award of restricted stock units.

(11)
Mr. Jones ceased to serve as the Company’s Interim President and Chief Executive Officer upon Dr. Garrett’s appointment to that position effective September 8, 2020. Mr. Jones’ non-executive employment with the Company continued through November 30, 2020.

2020 Outstanding Equity Awards at Fiscal Year-End Table
The following table summarizes certain information for each NEO with respect to outstanding equity awards and the value of such awards as of December 31, 2020.
	Stock Awards
Name	Number of Shares or Units of Stock that have not yet Vested (#)(1)	Market Value of Shares or Units of Stock that have not vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Diane R. Garrett, Ph.D.	34,966	$274,483
	96,154	$754,809
Stanton K. Rideout	19,109	$150,006
	32,982	$258,909
Jeffrey Stieber	14,336	$112,538
	8,705	$68,334	8,705	$68,334
Randy E. Buffington	125,000	$981,250
Stephen M. Jones	Nil	Nil

(1)
The vesting schedules for the time-based restricted stock units for each named executive officer is as follows:

Name	RSU Grant Amount	Grant Date	Vesting Schedule
Diane R. Garrett, Ph.D.	34,966	12/15/2020	See footnote (a)
	96,154	9/8/2020	100% of the grant will vest on September 8, 2024.
Stanton K. Rideout	19,109	12/17/2020	See footnote (a)
	32,982	10/20/2020	100% of the grant will vest on October 20, 2024.
Jeffrey Stieber	14,336	12/15/2020	See footnote (a)
	13,057 (See footnote (b))	2/20/2019
Award vests pro rata in equal installments on each of May 29, 2020, February 19, 2021 and February 18, 2022. Vested RSUs will convert into shares of Common Stock on each applicable vesting date, provided that, if on the conversion date, the holder is prohibited from trading under the Company’s policies or pursuant to applicable securities laws, the conversion date will be, in the Compensation Committee’s determination, the 2nd trading day after the date such prohibitions no longer apply. The first tranche vested on May 29, 2020 and are expected to convert into shares of Common Stock on May 12, 2021, two days after the anticipated filing date of the Company’s first quarter 2021 Form 10-Q. The second tranche vested on February 20, 2021 and are expected to convert into shares of Common Stock on May 12, 2021, two days after the anticipated filing date of the Company’s first quarter 2021 Form 10-Q.

Randy E. Buffington	125,000	7/9/2020	Vests in two equal installments on each of the first and second anniversaries of the effective grant date.

(a)
These grants vest in 3 equal installments on each of May 28, 2021; May 27, 2022; and May 29, 2023. Vested RSUs will convert into shares of Common Stock on each applicable vesting date, provided that, if on the conversion date, the holder is prohibited from trading under the Company’s policies or pursuant to applicable securities laws, the conversion date will be, in the Compensation Committee’s determination, the 2nd trading day after the date such prohibitions no longer apply

(b)
On February 20, 2019, $102,500 of RSUs were granted to Mr. Stieber. The number of shares of Common Stock that the grant will convert into is based upon the share price on each vesting date. The Company used the closing share price of $7.85 at December 31, 2020 to estimate the number of shares of Common Stock for which the second and third tranche will convert into, which is subject to change based on the closing price of the Company’s Common stock on February 19, 2021 and February 18, 2022. On February 19, 2021 the actual number of shares that the second tranche converted into was 4,874 shares of Common Stock.

(2)
Amounts represent the value of outstanding RSU awards based on the closing price of our Common Stock on December 31, 2020, $7.85 per share.

(3)
The number of shares into which the equity awards granted will vest was not currently determinable. The vesting schedule for the performance-based RSUs is as follows:

Name	RSU Grant Amount	Grant Date	Vesting Schedule
Jeffrey Stieber	13,057	2/20/2019
Up to a maximum of 33 1/3% of the performance-based RSUs were scheduled to vest based on 2019 Company performance against the following metrics: (1) the date the first ore to the pads was delivered, with no vesting for this factor if such date was after March 15, 2019; (2) the amount of 2019 gold equivalent sales, with no vesting for this factor if such amount was less than 40,000 ounces; (3) the adjusted cash cost per ounce of gold sold with no vesting for this factor if the amount was more than $1,150 per ounce; (4) 2019 capital expenditures, with no vesting for this factor if the amount was more than $13 million; (5) date by which an updated feasibility study incorporating Phase III testwork was successfully completed, with no vesting for this factor if such date was after December 31, 2019; (6) date of execution of the MUDS Purchase Agreement, with no vesting if such date was after April 30, 2019; (7) date by which the Environmental Impact Statement was approved, with no vesting if such date was after December 31, 2019; (8) number of lost time accidents, with no vesting if more than two; and (9) number of reportable environmental incidents resulting in regulatory order or fine, with no vesting if more than two. Actual 2019 performance against these metrics resulted in 22.5% of the award (or 608 Shares) vesting on May 29, 2020 and are expected to convert into shares of Common Stock on May 12, 2021, two days after the anticipated filing date of the Company’s first quarter 2021 Form 10-Q. The RSU agreement for this award indicated that the Company would provide the performance metrics in 2020 and 2021 within the first quarter of each year. The Company was unable to establish performance measures for 2020 due to material changes in Company performance in 2020 following establishment of the original 2020 budget. 2020 Company performance was well below the original 2020 budget and resulted in no awards vesting in 2020. In March 2021, performance metrics for safety, environmental, corporate, consolidated Hycroft and personal/discretionary goals were established for 2021 performance for the remaining third tranche and providing for up to 200% of target, depending on Company performance against such performance metrics.
The number of shares of Common Stock that the grant will convert into is based upon the share price on each vesting date. The Company used the closing share price of $7.85 at December 31, 2020 to determine the number of shares for which the third tranche will convert into, which is subject to change based on the closing price of the Company’s stock on February 18, 2022.

Retention Bonus Plan
In connection with Seller’s emergence from bankruptcy proceedings, Seller implemented a management incentive plan, which was subsequently superseded by Seller’s Retention Bonus Plan (the “Retention Bonus Plan”), that provided for the payment of cash and/or the issuance of shares of Seller’s common stock to management, including Messrs. Buffington and Jones. Seller previously paid two cash retention bonus payments under the Retention Bonus Plan to participants, including Messrs. Buffington and Jones, who remained employed as of December 29, 2017 and required the delivery to Seller’s board of directors of the heap leach feasibility study for the profitable and feasible sulfide ore heap leach process, which was completed on June 29, 2018 and subsequently modified as of August 6, 2018. The Retention Bonus Plan also provided for a third retention bonus, equal to an aggregate amount of $250,000, plus an additional amount tied to a percentage share of an “award pool” (as described below), in the event of either of the following:

•
a “sale transaction” defined generally as the consummation of a sale of all or substantially all of our consolidated assets; or at least a majority of our then issued and outstanding shares of common stock; or

•
a “public offering” defined generally as an underwritten registered public offering pursuant to an effective registration statement covering a sale of shares of Seller’s common stock to the public that results in the listing for trading of our Common Stock on a national securities exchange or quoted on the Nasdaq Capital Market.

The amount of the award pool under the Retention Bonus Plan was to be determined by either the purchase price in a sale transaction or the enterprise value in connection with a public offering. The award pool was to be equal to (i) 1% of the sale proceeds in a sale transaction or enterprise value in a public offering of up to, and including, $200.0 million, plus (ii) 2% of the sale proceeds in a sale transaction or enterprise value in a public offering, if any, above $200.0 million up to, and including, $300.0 million plus (iii) 3% of the sale proceeds in a sale transaction or enterprise value in a public offering, if any, above $300.0 million.
Sale proceeds were defined under the Retention Bonus Plan as:
(i)
the total gross cash proceeds and the fair value of property other than cash actually received on the closing date of a sale transaction by our stockholders in consideration for the sale of their shares of our Common Stock or on account of the sale by the Company of its assets; plus

(ii)
all indebtedness for borrowed money, guarantees and capitalized leases (but not any other liabilities) assumed, refinanced, retired or extinguished by the acquirer in connection with such sale transaction; plus

(iii)
any contingent amounts, as defined in the Retention Bonus Plan; plus

(iv)
in the case such sale transaction takes the form of a sale, exchange or purchase of shares, the value of any retained equity interest, if any, of our stockholders in the Company based on the value paid for or ascribed to the shares of our Common Stock transferred in such sale transaction.

The Retention Bonus Plan allowed participants to elect to receive payment in respect of the third retention bonus in either cash or a combination of cash and common stock. However, in connection with the Recapitalization Transaction, executed waivers were obtained from the participants to eliminate the payment election right, such that the third retention bonuses were payable in cash.
The Recapitalization Transaction constituted a “sale transaction” under the Retention Bonus Plan triggering both payment of the third retention bonus under the Retention Bonus Plan and an allocation under the award pool, as determined by the value of the sale transaction. The obligation to make the Retention Bonus Plan payments was assumed by us pursuant to the Purchase Agreement and was paid to the participants, including Messrs. Buffington, and Jones, upon consummation of the Recapitalization Transaction, subject to the participants’ continued employment by Seller from the date of grant of such award until the consummation of such sale transaction. Payments in the aggregate amount of approximately $5.9 million were made following consummation of the Recapitalization Transaction, which included $2.0 million, $1.5 million and $0.1 million paid to Messrs. Buffington, Jones and Stieber, respectively. Such amounts paid in 2020 upon the Recapitalization Transaction are included in the Summary Compensation Table above in the column titled “Bonus”.
Equity Award Grants to Executive Officers
We adopted and approved the HYMC 2020 Performance and Incentive Pay Plan pursuant to which the Company issued to each holder of Seller’s equity awards replacement equity incentive awards upon the consummation of the Recapitalization Transaction in the form of an equivalent value of RSUs convertible into shares of Common Stock and upon substantially identical terms and vesting conditions. Seller had granted equity awards to each of its officers, including its named executive officers who became the NEOs of the Company. These replacement awards are included in the table above titled “— 2020 Outstanding Equity Awards at Fiscal Year-End Table”.

The long-term equity incentive awards were in the form of RSUs, subject to the terms and conditions set forth in the written award agreements. Fifty percent of such awards are performance-based equity awards with vesting tied to satisfaction of performance-based metrics which were determined by Seller’s board of directors at the end of the performance period. The remaining 50% of such awards were in the form of time-based equity awards with vesting based upon continued employment. Fifty percent of the time-based equity awards vested upon the consummation of the Recapitalization Transaction and the remaining 50% of such time-based equity awards vested on June 1, 2020. The number of units awarded were determined by dividing the dollar amount of compensation vesting on that date by the closing price of the Company’s stock on the vesting date. Under the terms of those equity award agreements and as provided in the Purchase Agreement, the obligations under such equity awards have been assumed by us in connection with the Recapitalization Transaction and mirror replacement equity awards in the form of substantially similar restricted stock units convertible into shares of Common Stock have been issued in connection with the consummation of the Recapitalization Transaction.
The initial long-term equity incentive award agreements included “double trigger” accelerated vesting in the event of a Change in Control (which did not include the Recapitalization Transaction), in addition to two accelerated vesting events involving liquidity transactions that would be mutually exclusive with the consummation of the Recapitalization Transaction.
Employment Arrangements
Common Defined Terms Used in the Employment Agreements
For purposes of the employment agreements with our NEOs, the terms “Cause”, “Change in Control”, “Disability”, and “Good Reason” have the following definitions:
The term “Cause” shall mean that one or more of the following has occurred:
(i)
the NEO is convicted of a felony or pleads guilty or nolo contendere to a felony (whether or not with respect to the Company or any of its affiliates);

(ii)
a failure of the NEO to substantially perform his or her responsibilities and duties to the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by the appropriate senior officer or any member of the Board, as applicable, identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10 day period;

(iii)
the failure of the NEO to carry out or comply with any lawful and reasonable directive of the Board (or any committee of the Board), which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by or on behalf of the Company identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10 day period;

(iv)
the NEO engages in illegal conduct, any breach of fiduciary duty (if any), any act of material dishonesty or other misconduct, in each case in this clause (iv), against the Company or any of its affiliates;

(v)
a material violation or willful breach by the NEO of any of the policies or procedures of the Company, including, without any limitation, any employee manual, handbook or code of conduct of the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by or on behalf of the Company identifying the violation or breach in reasonable detail and granting the Executive an opportunity to cure such violation or breach within such 10 day period;

(vi)
the NEO fails to meet any material obligation the NEO may have under any agreement entered into with the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by any member of the Company identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10 day period;

(vii)
the NEO’s failure to maintain any applicable license, permit or card required by the federal or state authorities or a political subdivision or agency thereof (or the suspension, revocation or denial of such license, permit or card); or

(viii)
the NEO’s breach of any non-compete, non-solicit, confidentiality or other restrictive covenant to which the NEO may be subject, pursuant to an employment agreement or otherwise.

The term a “Change in Control” of the Company will be deemed to occur as of the first day that one or more of the following conditions is satisfied:
(i)
The “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Company Voting Securities”), is accumulated, held or acquired by a “Person” (as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, holders of capital stock of the Company as of the date hereof or a subsidiary thereof, any corporation owned, directly or indirectly, by the Company’s stockholders in substantially the same proportions as their ownership of stock of the Company); provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (A), (B) and (C) of clause (iii) below will not be a Change in Control; provided further, that immediately prior to such accumulation, holding or acquisition, such Person was not a direct or indirect beneficial owner of 15% or more of Company Voting Securities as of the date of the applicable employment agreement; or

(ii)
Individuals who, as of the date of the Agreement, constitute the Board, or “Incumbent Board”, cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board; or

(iii)
Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity, or “Business Combination”, in each case, unless immediately following such Business Combination: (A) more than 50% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination, or “Surviving Corporation”, or (y) if applicable, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries, or “Parent Corporation”, is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of Company Voting Securities; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that (x) such ownership of the Company existed prior to the Business Combination or (y) that immediately prior to such Business Combination, such Person was a direct or indirect beneficial owner of 15% or more of the Company Voting Securities as of the date of the respective employment agreement, and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

Notwithstanding anything to the contrary in the foregoing, in no event will a Change in Control be deemed to have occurred with respect to the NEO if the NEO is part of a purchasing group that consummates the Change in Control transaction. The NEO will be deemed “part of a purchasing group” for purposes of the preceding sentence if the NEO is an equity participant in the purchasing company or group (except (i) passive ownership of less than two percent of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing directors.
The term “Disability” means the NEO’s long-term disability as defined by and determined under the Company’s long-term disability plan, or if the NEO is not covered by a long-term disability plan sponsored by the Company, then the NEO’s inability (as determined by the Board or compensation committee thereof in its discretion, (in the case of Dr. Garrett and Mr. Rideout, with the Board or Compensation Committee acting reasonably)) to engage in any substantial gainful activity by reason of any medically-determined physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.
The term “Good Reason” means the occurrence of any of the following without the NEO’s consent:
(i)
a material reduction or a material adverse alteration in the nature of the NEO’s position, responsibilities or authorities or the assigning of duties to the NEO that are materially inconsistent with those of the position of such NEO of a company of comparable size in a comparable industry;

(ii)
the NEO’s becoming the holder of a lesser office or title than that previously held;

(iii)
any material breach of the applicable employment agreement by the Company that causes an adverse change to the terms and conditions of the NEO’s employment;

(iv)
the Company requires the NEO to relocate his principal business office to a location not within 75 miles of the applicable Company location;

(v)
any reduction in the NEO’s salary, other than a reduction in salary generally applicable to executive employees; or

(vi)
failure of the Company to pay the NEO any amount otherwise vested and due under the applicable employment agreement or under any plan or policy of the Company following written notice by the NEO to the Company identifying the failure and the basis for such payment and the Company’s failure to cure within 10 days following receipt of such written notice.

In no event will a resignation be deemed to occur for “Good Reason” unless the NEO provides notice to the Company, and such resignation occurs, within 90 days after the event or condition giving rise thereto. Upon receiving notice from the NEO, the Company shall have a period of 30 days during which it may remedy the event or condition.
Employment Agreement with Diane R. Garrett
The Company entered into an employment agreement dated as of August 31, 2020 (the “Garrett Employment Agreement”) with Diane R. Garrett, Ph.D., which provides for a three-year term as President and Chief Executive Officer, following which she shall be deemed to be an at-will employee during the continuation of her employment by the Company. Under the terms of the Garrett Employment Agreement, Dr. Garrett is entitled to an annual base salary of $550,000, an annual cash incentive bonus initially set at 70% of her annual base salary as target, and an initial long-term equity incentive award having a value of $1,000,000. The initial long-term equity incentive was granted on the effective date of her employment, September 8, 2020, in the form of 96,154 RSUs, which was determined by dividing $1,000,000 by $10.40, the closing price of the Common Stock on the date of grant. Such RSUs will vest on the fourth anniversary of the date of grant, subject to Dr. Garrett’s continued employment by the Company through the vesting date and subject to any provisions of the grant relating to retirement, disability, change of control and other matters. Dr. Garrett will also be eligible to participate in equity-based compensation plans, initially targeted at 200% of her base salary, with 50% of such awards initially in the form of performance-based equity awards and 50% of such awards initially in the form of time-based equity awards.

As required under the terms of the Garrett Employment Agreement, on December 15, 2020, the Company offered Dr. Garrett $550,000 worth of time-based RSUs. However, Dr. Garrett did not accept her full time-based equity award and requested that a portion of those time-based RSUs be re-allocated and granted to other employees rather than herself. As a result, on December 15, 2020, Dr. Garrett accepted $250,000 in value in the amount of 34,966 RSUs, based upon the fair market value of the Company’s Common Stock on the date of grant, rather than the 76,924 RSUs she would have been eligible to receive. Dr. Garrett’s RSUs will vest, subject to continued employment, in three equal installments on each of May 28, 2021, May 27, 2022 and May 29, 2023. The Company did not issue any performance-based equity awards in 2020.
Employment Agreement with Stanton K. Rideout
The Company entered into an employment agreement dated as of October 20, 2020 (the “Rideout Employment Agreement”) with Mr. Rideout, which provides for a three-year term as Executive Vice President and Chief Financial Officer, following which he shall be deemed to be an at-will employee during the continuation of his employment by the Company. Under the terms of the Rideout Employment Agreement, Mr. Rideout is entitled to an annual base salary of $375,000, an annual cash incentive bonus target initially set at 60% of his annual base salary and an initial long-term equity award having a value of $250,000.
The initial long-term equity incentive was granted on the effective date of his employment, October 20, 2020, in the form of 32,982 RSUs, with the number of RSUs determined by dividing $250,000 by the closing stock price of the Company’s Common Stock on the date of grant. Such RSUs will vest on the fourth anniversary of the grant date, subject to Mr. Rideout’s continued employment by the Company through the vesting date and subject to any provisions of the grant relating to retirement, disability, change of control and other matters. Mr. Rideout will also be eligible to participate in equity-based compensation plans commencing in 2021, initially targeted at 150% of his base salary, with 50% of such awards initially in the form of performance-based equity awards and 50% of such awards in the form of time-based equity awards.
On December 17, 2020, the Company awarded Mr. Rideout a portion of the re-allocated RSUs (described above under “Employment Agreement with Diane R. Garrett”) equal to $150,000 in value in the amount of 19,109 RSUs, based on the fair market value of the Company’s Common Stock on the date of grant, in recognition of his contributions to the Company and to incentivize his future performance. Mr. Rideout’s RSUs have the same vesting schedule as Dr. Garrett’s that were granted on December 15, 2020.
Employment Agreement with Jeffrey Stieber
Seller entered into an employment agreement dated as of March 25, 2019 with Mr. Stieber (the “Stieber Employment Agreement”). Mr. Stieber became an executive officer in July 2020 upon his appointment as our Vice President and Interim Chief Financial Officer. On October 20, 2020, upon Mr. Rideout’s assuming the position of Executive Vice President and Chief Financial Officer, Jeffrey Stieber ceased to serve as the Company’s Vice President and Interim Chief Financial Officer and, instead, became our Senior Vice President of Finance and Treasurer, reporting to Mr. Rideout. At that time, Mr. Stieber remained an executive officer of the Company and his employment agreement continued unchanged.
The Stieber Employment Agreement provides for a three-year term following which he shall be deemed to be an at-will employee during the continuation of his employment by the Company. Under the terms of the Stieber Employment Agreement, Mr. Stieber is entitled to an annual base salary of $205,000 (subsequently increased to $230,000), an annual cash incentive bonus target initially set at 40% of his annual base salary and an initial long-term equity award, which he received on February 20, 2019, targeted at 100% of his base salary with 50% of such awards initially in the form of performance-based RSUs and 50% of such initial awards initially in the form of time-based RSUs. The Stieber Employment Agreement and equity awards issued to Mr. Stieber by Seller were assumed by the Company in connection with the Recapitalization Transaction.
Effective as of August 1, 2020, Mr. Stieber’s annual base salary was increased by $25,000. On December 15, 2020, the Company granted Mr. Stieber 14,336 time-based RSUs.

Employment Agreement with Randy E. Buffington
Seller entered into an employment agreement dated as of March 15, 2019 with Mr. Buffington, which was assumed by the Company, providing for a two-year term as President and Chief Executive Officer, following which he shall be deemed to be an at-will employee during the continuation of his employment by the Company. Under the terms of his employment agreement, Mr. Buffington was entitled to an annual base salary of $525,000, an annual cash incentive bonus initially set at 50% of his annual base salary at target, and long-term equity incentive awards initially awarded at 300% of his annual base salary at target. On February 20, 2019, the board of directors of Seller authorized and approved the issuance of equity awards in the form of restricted stock units with a value of $1,575,000, which were also assumed by the Company.
The long-term equity incentive awards were in the form of restricted stock units, subject to the terms and conditions set forth in the written award agreements. Fifty percent of such awards are performance-based equity awards with vesting tied to satisfaction of performance-based metrics which were determined by Seller’s board of directors at the end of the performance period. The remaining 50% of such awards were in the form of time-based equity awards with vesting based upon continued employment. Fifty percent of the time-based equity awards vested upon the consummation of the Recapitalization Transaction and the remaining 50% of such time-based equity awards vested on June 1, 2020. The number of units awarded were determined by dividing the dollar amount of compensation vesting on that date by the closing price of the Company’s stock on the vesting date. Under the terms of those equity award agreements and as provided in the Purchase Agreement, the obligations under such equity awards have been assumed by us in connection with the Recapitalization Transaction and mirror replacement equity awards in the form of substantially similar restricted stock units convertible into shares of Common Stock have been issued in connection with the consummation of the Recapitalization Transaction.
On July 1, 2020, the Company and Mr. Buffington agreed to terminate his employment with the Company and his service on the Board as described in more detail in “— Transition Agreements with Randy Buffington” below.
Transition Agreements with Randy E. Buffington
On July 1, 2020, the Company and Mr. Buffington entered into a Transition and Succession Agreement (the “Buffington Transition Agreement”) pursuant to which Mr. Buffington resigned as Chairman of the Board, President and Chief Executive Officer and any and all other positions held by him with any direct or indirect subsidiary of the Company, and that provides, among other things, that the payments and arrangements paid in accordance with the Buffington Transition Agreement constitute full and complete satisfaction of any and all amounts due and owing to him as a result of his employment with the Company and that Mr. Buffington receive a continuation of his salary for a period of 24 months and the value of his insurance coverage for a period of 18 months following his departure, subject to the statutory revocation provisions set forth in the Buffington Transition Agreement. In recognition of Mr. Buffington’s successful efforts in developing a new process to economically and profitably recover gold from sulfide ores in a heap leach process and restarting mining operations at the Hycroft Mine and to reward and compensate him for transition assistance, the Company and Mr. Buffington also entered into a Restricted Stock Unit Agreement (Time-Vesting) (the “Buffington RSU Agreement”) pursuant to which the Company granted on July 1, 2020, with an effective grant date of July 9, 2020 following the expiration of the statutory waiting periods under the Buffington Transition Agreement, a special discretionary equity bonus in the form of $1,300,000 in restricted stock units convertible into shares of Common Stock, vesting pro rata over a period of two years following expiration of the statutory revocation period set forth in the Buffington Transition Agreement. The Company also agreed to transfer title to the truck that Mr. Buffington used to travel to the Hycroft Mine. In addition and in order to facilitate the continued development and operation of the Hycroft Mine and the transition to his successor as President and Chief Executive Officer, the Company and Mr. Buffington entered into a Consulting Agreement (the “Consulting Agreement”) pursuant to which the Company will pay Mr. Buffington $25,000 a month for 24 months for his performance of consulting services during that time.
Mr. Buffington will be subject to ongoing restrictive covenants of non-disclosure of confidential information, and non-competition and non-solicitation for a period of 24 months following the subsequent termination of his employment with the Company.

Mr. Buffington’s decision to resign did not involve any disagreement relating to the Company’s operations, policies or practices.
Employment Agreement with Stephen M. Jones
Seller entered into an employment agreement dated as of March 15, 2019 with Mr. Jones, which was assumed by the Company, providing for a three-year term as Executive Vice President and Chief Financial Officer, following which he would be deemed to be an at-will employee during the continuation of his employment by the Company. Under the terms of his employment agreement, Mr. Jones was entitled to an annual base salary of $425,000, an annual cash incentive bonus initially set at 50% of his annual base salary at target, and long-term equity incentive awards initially awarded at 250% of his annual base salary at target. On February 20, 2019, Seller’s board of directors authorized and approved the issuance of equity awards in the form of restricted stock units with a value of $1,062,500, which were also assumed by the Company. The long-term equity incentive awards were in the form of restricted stock units, subject to the terms and conditions set forth in the written award agreements. Fifty percent of such awards are performance-based equity awards with vesting tied to satisfaction of performance-based metrics which were determined by Seller’s board of directors at the end of the performance period. The remaining 50% of such awards were in the form of time-based equity awards with vesting based upon continued employment. Fifty percent of the time-based equity awards vested upon the consummation of Recapitalization Transaction and the remaining 50% of such time-based equity awards vested on the second anniversary of the effective date or June 1 , 2020. The number of units awarded were determined by an enterprise value of $350 million, reflecting the anticipated value of the Recapitalization Transaction. Under the terms of those equity award agreements and as provided in the Purchase Agreement, the obligations under such equity awards have been assumed by us in connection with the Recapitalization Transaction and mirror replacement equity awards in the form of substantially similar restricted stock units convertible into shares of Common Stock have been issued in connection with the consummation of the Recapitalization Transaction.
Mr. Jones’ employment agreement provided that he would be subject to ongoing restrictive covenants of non-disclosure of confidential information, and non-competition and non-solicitation for a period of 18 months following the termination of his employment by the Company.
On September 8, 2020, the Company and Mr. Jones agreed to the terms of his resignation as an executive officer of the Company and termination of his employment as described in more detail below in “Transition Agreements with Stephen M. Jones.”
Transition Agreements with Stephen M. Jones
On September 8, 2020, the Company and Mr. Jones entered into a Transition and Succession Agreement (the “Jones Transition Agreement”) pursuant to which Mr. Jones resigned as interim President and Chief Executive Officer and as an executive officer of the Company. Pursuant to the Jones Transition Agreement, Mr. Jones remained a non-executive employee of the Company through November 30, 2020 (the “Termination Date”), at which time he resigned from the Company entirely and his employment with the Company terminated. Mr. Jones received his ongoing salary through the Termination Date and, after that date, will receive salary continuation payments, at a rate of $425,000 per annum, for a period of 24 months from the Termination Date. In the event of a Change in Control (as defined in Mr. Jones’ Employment Agreement with the Company), all payments to be made to Mr. Jones through the Termination Date, as well as salary continuation payments and payments due under the Consulting Agreement will generally accelerate and be payable upon the Change in Control, subject to certain adjustments as required under the Internal Revenue Code. In connection with Mr. Jones’ employment agreement, he had agreed to certain confidentiality, non-solicitation of executives and customers and non-compete provisions. The Jones Transition Agreement extended the term of such provisions to 24 months following the Termination Date. Mr. Jones provided the Company a general release of claims as set forth in the Jones Transition Agreement.

In addition, on September 8, 2020, the Company and Mr. Jones entered into a Consulting Agreement (the “Jones Consulting Agreement”) pursuant to which Mr. Jones agreed to provide consulting, technical advice and transition assistance to the Company from December 1, 2020 through May 31, 2021. Mr. Jones will receive $25,000 per month during the consulting period. The Company may terminate the Jones Consulting Agreement prior to May 31, 2021 only upon mutual agreement with Mr. Jones, or for Cause (as defined in the Jones Consulting Agreement), in which event, payments under the Jones Consulting Agreement shall cease.
Mr. Jones’ decision to resign did not involve any disagreement relating to the Company’s operations, policies or practices.
Termination Payment Terms Applicable to the Employment Agreements of the NEOs Who Remain Currently Employed with Us
Each of the employment agreements with our current NEOs, Dr. Garrett and Messrs. Rideout and Stieber contain provisions which entitle them to payments following termination of their employment in certain circumstances, as described below.
Termination of Employment for any Reason
Pursuant to the current employment agreements with Dr. Garrett and Messrs. Rideout and Stieber, in the event their employment with the Company is terminated for any lawful reason or no reason, they (or their estate, as applicable) will be entitled to receive any earned but unpaid base salary, any earned but unpaid annual cash incentive bonus, any amounts that may be payable under any applicable executive benefit plan, expense reimbursements and COBRA benefits provided that a timely election for COBRA continuation coverage is made and the applicable amounts are paid.
Termination of Employment other than for Cause or Voluntary Termination by Executive for Good Reason
In the event that the Company terminates any of Dr. Garrett or Messrs. Rideout or Stieber without Cause or either of them terminates their employment for Good Reason, they would be entitled to (i) a cash amount equal to 1.5 (for Dr. Garrett and Mr. Rideout) and 1.0 (for Mr. Stieber) multiplied by their annual base salary, payable in equal installments over the 18 month period (for Dr. Garrett and Mr. Rideout) and over the 12 month period (for Mr. Stieber) following the date of termination, (ii) 18 months (in the case of Dr. Garrett and Mr. Rideout) and 12 months (in the case of Mr. Stieber) of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to the individual as in effect on the date of termination, and (iii) outplacement services until the earlier of (A) $15,000 (in the case of Dr. Garrett and Mr. Rideout) and $10,000 (in the case of Mr. Stieber) in the aggregate having been paid by the Company to the outplacement firm or (B) 12 months following the date of termination.
Termination of Employment in the Event of Death or Disability
In the event that the employment of any of Dr. Garrett or Messrs. Rideout or Stieber with the Company is terminated due to her or his death or Disability, she or he (or their estate, as applicable) will be entitled to receive the pro rata portion of any bonus payable to them under the Company’s annual cash incentive plan for the year in which such termination for death or Disability occurs determined based on the actual bonus attained for the fiscal year in which such termination occurs.

Termination of Employment after a Change in Control
If within 90 days prior to, or one year after, a Change in Control, the Company terminates the employment of any of Dr. Garrett or Messrs. Rideout or Stieber for reasons other than for Cause, any of them incurs a Disability or any of them voluntarily terminates his or her employment for Good Reason, such NEO will be entitled to (i) a cash amount equal to 2.0 (in the case of Dr. Garrett and Mr. Rideout) or 1.5 (in the case of Mr. Stieber) multiplied by his or her annual base salary, payable in a lump sum on the 60th day following the date of termination, (ii) a cash amount equal to 2.0 (in the case of Dr. Garrett and Mr. Rideout) or 1.5 (in the case of Mr. Stieber) multiplied by the greater of (A) the actual bonus paid for the fiscal year immediately preceding the date of termination, (B) the actual bonus attained for the fiscal year in which the date of termination occurs prior to the first anniversary of the employment agreement, or (C) the target bonus for the fiscal year in which the date of termination occurs prior to the first anniversary of the agreement, payable in a lump sum on the 60th day following the date of termination, (iii) 24 months (in the case of Dr. Garrett and Mr. Rideout) or 18 months (in the case of Mr. Stieber) of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to the individual as in effect on the date of the Change in Control (or, if lower, as in effect at any time thereafter) and (iv) outplacement services until the earlier of (A) $15,000 (in the case of Dr. Garrett and Mr. Rideout) or $10,000 (in the case of Mr. Stieber) in the aggregate having been paid by the Company to the outplacement firm or (B) 12 months following the date of termination.
Compensation Philosophy and Objectives
Our compensation policies and philosophies are designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, motivate and retain individuals who contribute to the long-term success of the Company.
The Compensation Committee believes that the executive compensation program must be competitive in order to attract and retain our executive officers. The Compensation Committee has implemented compensation policies and philosophies that link a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards. This was the approach taken by the compensation committee of Seller and reflected in the compensation arrangements entered into with Messrs. Buffington and Jones, as well as other officers of Seller who may continue in their current roles following the Recapitalization Transaction.
Our annual compensation review is undertaken at the direction and under the supervision of the Compensation Committee. Other than our Chief Executive Officer, no executive officers are involved in making recommendations for executive officer compensation, and no executive officer makes any recommendations for their own compensation. Additionally, no executive officers are involved in determining director compensation. At its sole discretion, the Compensation Committee may engage independent compensation consultants on an exclusive basis to advise the Compensation Committee on executive officer and director compensation matters. In 2020, the Compensation Committee engaged Semler Brossy to provide independent advice on executive officer and director compensation matters. Following the review process, the Compensation Committee discusses the review process and compensation determinations with the non-management members of the Board, and approves the annual base salaries, equity award grants, incentive cash award targets and financial metrics for the upcoming year and incentive cash awards for the prior year for the named executive officers.
In the first quarter of each year, the Compensation Committee reviews management’s recommendations and historical pay and performance information. The Compensation Committee’s review includes approval of the value of restricted stock units and performance-based equity award grants. It is generally the Compensation Committee’s policy to authorize and grant equity awards as of the date of the Board of Directors meeting (typically in March) at which such awards are ratified by the non-management members of the Board of Directors upon the recommendation of the Compensation Committee, based upon the closing price of our Common Stock on the date of the award.

The Compensation Committee does not have a specific policy or practice to time equity awards to the release of earnings or other material non-public information. However, the Compensation Committee may determine the value of an equity award but not issue or establish the number of shares or share units while in possession of material non-public information, such as a material pending transaction. Our practice is not to accelerate or delay the disclosure of material non-public information, whether favorable or unfavorable, but to make such disclosures when appropriate or required by applicable securities laws. In order not to unduly benefit or harm officers and employees we would consider postponing the issuance of awards until after the material non-public information has been publicly disclosed or is no longer considered to be material information.
Periodically throughout the year, the Compensation Committee may discuss, as appropriate, the philosophy for the overall compensation program, and decide whether changes should be made in particular program components or whether special awards are appropriate or desirable during the current year or for future periods.
Compensation for our executive officers will have three primary components: base salary, an annual cash incentive bonus and long-term equity-based incentive compensation.
Base Salary
Base Salaries are set to be fair to the executive officers, competitive within the industry and reasonable in light of our cost structure. The Compensation Committee will determine base salaries, subject to the terms of any employment agreements, and will review base salaries annually based upon advice and counsel from its advisors.
Annual Cash Incentive Bonuses
The Compensation Committee will use annual cash incentive bonuses for the NEOs to tie a portion of the NEOs compensation to financial and operational objectives achievable within the applicable fiscal year, such as (i) gold and gold equivalent production/sales, (ii) total cash costs of production per gold or gold equivalent ounce, (iii) health and safety, and/or (iv) such other metrics as are determined from time to time by the Board. The Compensation Committee at the beginning of each year will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the NEOs. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the NEOs. Because the Recapitalization Transaction closed at approximately the middle of 2020 (on May 29, 2020) and because of changes in Company performance relative to the budget initially established prior to the Recapitalization Transaction, the Compensation Committee (i) did not establish performance metrics or pay any annual cash incentive bonuses in 2020 on the basis of satisfying performance metrics and (ii) noted that the officers of Seller were entitled to and received significant retention awards upon consummation of the Recapitalization Transaction.
Equity-Based Awards
The Compensation Committee will use equity-based awards to reward long-term performance of the NEOs under the Incentive Plan. Providing a meaningful portion of the total compensation package in the form of equity-based awards is an essential element to compensation arrangements to align the incentives of its officers, including its NEOs, with the interests of its stockholders and serve to motivate and retain the individual NEOs.
Executive Agreements
Seller entered into compensation arrangements with its officers, including employment agreements and equity award agreements as part of its policy to pay and compensate key executives as appropriate to attract, retain and compensate executive talent following the Recapitalization Transaction. The obligations under those agreements were assigned to and assumed by us in connection with the Recapitalization Transaction. The Compensation Committee has continued such approach with the current NEOs.

Other Compensation
We have maintained the various employee benefit plans, including medical, dental, life insurance and 401(k) plans, offered by Seller in which the NEOs participate.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code denies a federal income tax deduction for certain compensation in excess of $1.0 million per year paid to certain current and former executive officers of a publicly traded corporation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions relating to the Company
Please see the section titled “— Selected Definitions” below for the meanings of certain capitalized terms in this section.
Purchase of Units by Greater Than 5% Stockholders in Registered Public Offering
On October 6, 2020, the Company closed its registered public offering of an aggregate of 9,583,334 units (the “Offering”). Each unit consisted of one (1) share of the Company’s Common Stock and one (1) warrant to purchase one (1) share of Common Stock (the “HYMCL Warrants”). The offering price to the public was $9.00 per unit. The HYMCL Warrants were immediately exercisable upon issuance for shares of Common Stock at a price of $10.50 per share and expire five (5) years from the date of issuance. After deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, the net proceeds to the Company were approximately $83.1 million. Certain of the Company’s affiliated stockholders that own more than five percent of the Company’s outstanding Common Stock purchased, in the aggregate, 4,055,555 units in the Offering at the same price as the price to the public, $9.00 per unit. No underwriters fees or commissions’ were paid by the Company to the underwriters in the Offering with respect to units sold to such affiliates. The affiliates who purchased units in the Offering were: Mudrick Capital Management, L.P. and/or certain of its affiliated entities — 3,222,222 units for an aggregate purchase price of $29.0 million; Aristeia Capital, L.L.C. and/or certain of its affiliated entities — 895,833 units for an aggregate purchase price of approximately $8.1 million; and Highbridge Capital Management, LLC and/or certain of its affiliated entities — 833,333 units for an aggregate purchase price of $7.5 million.
Interest in Seller, the Recapitalization Transaction and Private Investment
Various funds managed by and affiliated with Mudrick Capital, a greater than 5% beneficial owner of our Common Stock and an affiliate of sponsor of which Jason Mudrick, our prior Chief Executive Officer and director, is the President and David Kirsch, the current Chairman of the Board and prior Vice President of the Company, is a Managing Director, may have been deemed to have beneficially owned: 646,421 shares of Seller’s common stock (prior to the Recapitalization Transaction), in connection with which such funds received 72,131 shares of our Common Stock in connection with the consummation of the Recapitalization Transaction; and, as of May 29, 2020, an aggregate of $41.8 million in principal amount of Seller First Lien Notes, which was repaid in connection with the consummation of the Recapitalization Transaction; an aggregate of $58.1 million in principal amount of 1.5 Lien Notes, including accrued interest, which was subject to the Exchange Agreement and exchanged for shares of our Common Stock in the Note exchange; an aggregate of $85.9 million in principal amount of Second Lien Notes, including accrued interest, which were subject to the Second Lien Conversion Agreement and converted into shares of Seller’s common stock in connection with the consummation of the Recapitalization Transaction and received a distribution of shares of our Common Stock upon dissolution of Seller immediately following consummation of the Recapitalization Transaction; and an aggregate of $51.2 million in principal amount of 1.25 Lien Notes, including accrued interest, which was subject to the 1.25 Lien Exchange Agreement pursuant to which the 1.25 Lien Notes were exchanged for the $31.9 million in aggregate principal amount of New Subordinated Notes, and the remainder for Excess Notes which were exchanged for shares of our Common Stock in the Note exchange. In addition, in connection with the private investment, funds managed by and affiliated with Mudrick Capital, entered into the Subscription/Backstop Agreements for the purchase of an aggregate of 3,028,924 shares of our Common Stock at a purchase price of $10.00 per share, and the issuance to such investors of an aggregate of 1,295,892 warrants exercisable at $11.50 per share, for an aggregate purchase price of $30.3 million.

In addition, various funds managed by and affiliated with Whitebox, Highbridge and Aristeia, became beneficial owners of more than 5% of our Common Stock, as of May 29, 2020 in connection with the Recapitalization Transaction. The various funds managed by and affiliated with Whitebox, Highbridge and Aristeia held an aggregate of $15.4 million, $14.2 million and $5.9 million, respectively, in aggregate principal amount of Seller First Lien Notes, which was repaid in connection with the consummation of the Recapitalization Transaction; an aggregate of $40.9 million, $23.3 million and $15.7 million, respectively, in principal amount of 1.5 Lien Notes, including accrued interest, which was subject to the Exchange Agreement and exchanged for shares of our Common Stock in the Note exchange; an aggregate of $60.5 million, $34.5 million and $23.2 million, respectively, in principal amount of Second Lien Notes, including accrued interest, which were subject to the Second Lien Conversion Agreement and converted into shares of Seller’s common stock in connection with the consummation of the Recapitalization Transaction and received a distribution of shares of our Common Stock upon dissolution of Seller immediately following consummation of the Recapitalization Transaction; and an aggregate of $36.1 million, $20.6 million and $13.9 million, respectively, in principal amount of 1.25 Lien Notes, including accrued interest, which was subject to the 1.25 Lien Exchange Agreement pursuant to which the 1.25 Lien Notes were exchanged for $22.5 million, $12.8 million and $8.6 million, respectively, in aggregate principal amount of New Subordinated Notes and the remainder for Excess Notes which were exchanged for shares of our Common Stock in the Note exchange. In addition, in connection with the private investment, funds managed by and affiliated with Whitebox, Highbridge and Aristeia each entered into the Subscription/Backstop Agreements for the purchase of an aggregate of 2,134,018, 1,216,653 and 819,404 shares of our Common Stock at a purchase price of $10.00 per share, and the issuance to such investors of an aggregate of 913,017, 520,532 and 350,573 warrants exercisable at $11.50 per share, for an aggregate purchase prices of $21.3 million, $12.2 million and $8.2 million, respectively.
David Kirsch was a director of Seller. Mr. Kirsch was the primary representative of the Company in respect of negotiating the Recapitalization Transaction and asked to be recused as a director from all Seller’s board of directors meetings related to consideration of the Recapitalization Transaction. Throughout the period from May 2018 through January 2020, Mr. Kirsch did not participate as a director in meetings of Seller’s board of directors related to consideration of a transaction with the Company unless specifically requested to do so after acknowledgment and disclosure of his potential conflicts of interest.
Founder Shares
On September 25, 2017, sponsor purchased 5,750,000 founders shares for an aggregate price of $25,000. Holders of founder shares may also elect to convert their founder shares into an equal number of shares of our Common Stock, subject to adjustment, at any time. As a result of the underwriters’ election to partially exercise their over-allotment option on February 28, 2018, 550,000 founder shares were forfeited so that the founder shares held by the initial stockholders would represent 20% of the outstanding shares of our Common Stock following the completion of the IPO. In connection with the Recapitalization Transaction, 3,511,820 founder shares in accordance with the terms of the Purchase Agreement and the Parent Sponsor Letter Agreement and the remaining founder shares were automatically converted into 1,688,180 shares of our Common Stock.
Private Placement Warrants
Concurrently with the closing of the IPO, sponsor and Cantor purchased an aggregate of 7,500,000 private placement warrants at a price of $1.00 per warrant (6,500,000 private placement warrants by sponsor and 1,000,000 private placement warrants by Cantor) for an aggregate purchase price of $7,500,000. On February 28, 2018, we consummated the sale of an additional 240,000 private placement warrants at a price of $1.00 per warrant, of which 200,000 warrants were purchased by sponsor and 40,000 warrants were purchased by Cantor, generating gross proceeds of $240,000. Each private placement warrant is exercisable for one share of our Common Stock at a price of $11.50 per share. The proceeds from the private placement warrants were added to the proceeds from the IPO and held in the trust account. The private placement warrants are non-redeemable and exercisable on a cashless basis so long as they are held by sponsor, Cantor or their permitted transferees. The private placement warrants will expire five years after the completion of the Recapitalization Transaction or earlier upon redemption or liquidation. In addition, for as long as the private placement warrants are held by sponsor, Cantor or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement for the IPO.

Related Party Loans
On January 2, 2020, in order to finance transaction costs in connection with the Recapitalization Transaction, we issued an unsecured promissory Note to the sponsor in an amount up to $1,500,000. Such Note bore no interest and was repaid in full ($900,000) at the consummation of the Recapitalization Transaction.
Administrative Support Agreement
Commencing on February 8, 2018 through the earlier of the consummation of a business combination or its liquidation, we agreed to pay sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the years ended December 31, 2020 and 2019, the Company incurred $50,000 and $120,000 of administrative service fees, respectively.
Forward Purchase Contract
On January 24, 2018, we entered into the Forward Purchase Contract with sponsor, pursuant to which sponsor committed to purchase, in a private placement for gross proceeds of $25,000,000 to occur concurrently with the consummation of the Recapitalization Transaction, 3,125,000 shares of our Common Stock and 2,500,000 forward purchase warrants having substantially the same terms as the private placement warrants. The funds from the sale of the securities under the Forward Purchase Contract was used as part of the consideration in connection with the Recapitalization Transaction.
Sprott Credit Agreement
On October 4, 2019, Seller, as borrower, and certain of its subsidiaries, as guarantors, entered into the Initial Sprott Credit Agreement with Sprott Private Resource Lending II (Collector), LP, as lender (the “Lender”) for a secured multi-advance term credit facility with an original aggregate principal amount not in excess of $110.0 million. In connection with the consummation of the Recapitalization Transaction we assumed the Initial Sprott Credit Agreement pursuant to the terms of the Purchase Agreement, entered into the Sprott Credit Agreement, with us becoming a party thereto, borrowed $70.0 million under such facility and issued to Lender 496,634 shares of Common Stock on behalf of Lender and the other participants in the Sprott Credit Agreement. As a result, we are the borrower under the Sprott Credit Agreement. Subsequent to the consummation of the Recapitalization Transaction the lender transferred 45,149 shares of Common Stock to nonaffiliated participants in the Sprott Credit Agreement and 13,545 shares of Common Stock to Sprott Private Resource Streaming and Royalty (Collector), LP., an affiliated participant in the Sprott Credit Agreement. Michael Harrison, a member of our Board, has an indirect pecuniary interest in shares of our Common Stock beneficially owned by Sprott Private Resource Streaming and Royalty (Collector), LP. and Lender as chief executive officer of Sprott Resource Streaming and Royalty Corp. and/or through his fiduciary role as Managing Partner of Sprott Private Resource Streaming & Royalty (Collector) LP. For a more complete discussion of the Sprott Credit Agreement, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Sprott Credit Agreement” of the Annual Report on Form 10-K, as amended for the year ended December 31, 2020.
Sprott Royalty Agreement
The Company, Hycroft Resources & Development, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of the Company (“HRD”), and Sprott Private Resource Lending II (Co) Inc., as the Payee, an affiliate of Lender, entered into the Sprott Royalty Agreement with respect to the Hycroft Mine at the closing of the Recapitalization Transaction. Pursuant to the terms of the Sprott Royalty Agreement, at the closing of the Recapitalization Transaction, Payee paid to HRD cash consideration in the amount of $30.0 million, for which HRD granted to Payee a perpetual royalty equal to one and one-half  percent (1.50%) of net smelter returns, payable monthly. Michael Harrison, a member of our Board, has an indirect interest in the Sprott Private Resource Lending II (Co) Inc. as chief executive officer of Sprott Resource Streaming and Royalty Corp. and/or through his fiduciary role as Managing Partner of Sprott Private Resource Streaming and Royalty (Collector) LP. For a more complete discussion of the Sprott Royalty Agreement, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Sprott Royalty Agreement” of the Annual Report on Form 10-K, as amended for the year ended December 31, 2020.

Amended and Restated Registration Rights Agreement
In connection with the consummation of the Recapitalization Transaction, the Company entered into an Amended and Restated Registration Rights Agreement with the restricted stockholders to register the shares of Common Stock and, to the extent applicable, warrants, currently held or subsequently acquired by such holders, whether through conversion, exchange or otherwise. The Amended and Restated Registration Rights Agreement provides the parties with demand and piggyback registration rights for underwritten offerings and shelf registration rights for underwritten and non-underwritten offerings, in each case with the costs associated with such preparation and registration to be borne by the Company other than any applicable underwriting fees for the sale of securities. The restricted stockholders under the Amended and Restated Registration Rights Agreement agreed not to sell, transfer, pledge or otherwise dispose of shares of Common Stock and warrants they hold or receive, subject to certain exceptions, for certain time periods specified therein. Pursuant to the Amended and Restated Registration Rights Agreement, a registration statement on Form S-1 was filed with the SEC and became effective on July 22, 2020, as supplemented from time to time thereafter, which registers for resale the Common Stock and certain warrants of the Company owned by the restricted stockholders.
Employment Arrangements
In contemplation of the Recapitalization Transaction, Seller entered into employment agreements with its executive officers which were assumed by the Company upon the consummation of the Recapitalization Transaction. For more information regarding these agreements with Seller’s named executive officers, please see “Executive Compensation — Employment Arrangements” of this proxy statement.
Transition Agreements
On July 1, 2020, the Company and Mr. Buffington entered into the Buffington Transition Agreement, the Buffington Consulting Agreement and the RSU Agreement. On September 8, 2020, the Company and Mr. Jones entered into the Jones Transition Agreement and the Jones Consulting Agreement. For more information regarding these agreements, please see “Executive Compensation — Transition Agreements with Randy Buffington” and “Executive Compensation — Transition Agreements with Steven M. Jones.”
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated bylaws in effect upon the consummation of the Recapitalization Transaction require us to indemnify all directors and officers to the fullest extent permitted by Delaware law against any and all expenses, judgments, liabilities, fines, penalties, and amounts paid in settlement of any claims. The indemnification agreements will also provide for the advancement or payment of all expenses to the indemnitee and for reimbursement to the Company if it is found that such indemnitee is not entitled to such indemnification under applicable law.
Related Party Policy
Our Audit Committee, pursuant to its charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
Selected Definitions
Unless stated in this proxy statement or the context otherwise requires, references to:
“1.25 Lien Exchange” means the exchange by the 1.25 Lien Noteholders of the outstanding 1.25 Lien Notes for the New Subordinated Notes.

“1.25 Lien Exchange Agreement” means that certain Note Exchange Agreement, dated as of January 13, 2020, by and among Seller and certain investment funds affiliated with or managed by Mudrick Capital, Whitebox, Highbridge, Aristeia and Wolverine, as amended, pursuant to which the 1.25 Lien Exchange occurred immediately prior to the consummation of the Recapitalization Transaction.
“1.25 Lien Notes” means the notes issued pursuant to the note purchase agreements, dated as of February 22, 2019, May 21, 2019, June 27, 2019, August 6, 2019, August 29, 2019, September 25, 2019, October 16, 2019, November 21, 2019, December 17, 2019, January 17, 2020, February 7, 2020, March 12, 2020, April 16, 2020 and May 7, 2020 between Seller, the guarantors and the purchasers named therein and WBox 2015-5 Ltd., as collateral agent.
“1.25 Lien Noteholders” means the holders of the 1.25 Lien Notes and, subsequent to the 1.25 Lien Exchange, the holders of the New Subordinated Notes.
“1.5 Lien Notes” means the notes issued pursuant to the note purchase agreements, dated as of May 3, 2016, July 29, 2016, September 22, 2016, November 30, 2016, February 2, 2017, April 12, 2017, June 30, 2017, July 14, 2017, December 20, 2017, March 8, 2018, May 10, 2018, July 10, 2018, August 22, 2018, November 1, 2018, and December 19, 2018 between Seller, the guarantors and the purchasers named therein and WBox 2015-5 Ltd., as collateral agent.
“1.5 Lien Noteholders” means certain investment funds affiliated with Mudrick Capital, Whitebox, Highbridge, Aristeia and Wolverine that hold the 1.5 Lien Notes.
“Amended and Restated Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement entered into at the closing of the Recapitalization Transaction, by and among the Company and the restricted stockholders.
“Acquisition Sub” means MUDS Acquisition Sub, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of the Company now known as Autar Gold Corporation.
“Aristeia” means Aristeia Capital, LLC.
“Board” means the board of directors of Hycroft Mining Holding Corporation.
“business day” means a day, other than Saturday, Sunday or such other day on which commercial banks in New York, New York are authorized or required by applicable laws to close.
“Cantor” means Cantor Fitzgerald & Co.
“Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company.
“DGCL” means the General Corporation Law of the State of Delaware.
“effective time” means 9:00 a.m. New York time on May 29, 2020.
“employee benefit plan” means any material “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
“Excess Notes” means the $48,459,232 in aggregate principal amount of New Subordinated Notes exchanged pursuant to the Exchange Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exchange Agreement” means that certain Exchange Agreement, dated as of January 13, 2020, by and among Seller, Acquisition Sub, the 1.5 Lien Noteholders and the 1.25 Lien Noteholders, as amended.
“First Lien Credit Agreement” means the first lien term loan credit agreement between Seller and The Bank of Nova Scotia, as administrative agent, and other lenders.
“First Lien Notes” means the notes under the First Lien Credit Agreement.

“Forward Purchase Contract” means the Forward Purchase Contract, dated January 24, 2018, by and between the Company and sponsor, pursuant to which sponsor purchased 3,125,000 shares of Common Stock and 2,500,000 forward purchase warrants exercisable at $11.50 per share, for gross proceeds of $25,000,000, concurrently with the consummation of the Recapitalization Transaction.
“forward purchase warrants” means the warrants to purchase one share of Class A Common Stock at a price of $11.50 per share issued to the sponsor upon consummation of the Recapitalization Transaction pursuant to the Forward Purchase Contract.
“founder shares” means shares of Class B common stock, par value $0.0001 per share, of the Company initially purchased by sponsor which were redeemed or converted into shares of Common Stock upon the consummation of the Recapitalization Transaction.
“Highbridge” means Highbridge Capital Management, LLC.
“HRD” means Hycroft Resources & Development, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of the Company.
“Hycroft,” “Company,” “HYMC,” “we,” “our,” or “us,” means Hycroft Mining Holding Corporation, a Delaware corporation and its subsidiaries.
“Hycroft Mine” means the Hycroft Open Pit Mine, located in Winnemucca, Nevada that produces gold and silver using a heap leach mining process.
“Incentive Plan” means the HYMC 2020 Performance and Incentive Pay Plan.
“initial stockholders” means holders of founder shares prior to the IPO.
“Initial Subscribers” means investment funds affiliated with or managed by Mudrick Capital, Whitebox, Highbridge, Aristeia and Wolverine (together with any permitted assigns under the Subscription/Backstop Agreements).
“IPO” means the Company’s initial public offering, consummated on February 12, 2018, through the sale of 20,800,000 public units (including 800,000 units sold pursuant to the underwriters’ partial exercise of their overallotment option) at $10.00 per unit.
“Lender” means Sprott Private Resource Lending II (Collector), LP.
“Mudrick Capital” means Mudrick Capital Management, L.P., a Delaware limited partnership, an affiliate of sponsor.
“Nasdaq” means the National Association of Securities Dealers Automated Quotations Capital Market.
“New Subordinated Notes” means the 10% payment-in-kind subordinated notes of the Seller issued pursuant to the 1.25 Lien Exchange Agreement.
“Note exchange” means the exchange of the 1.5 Lien Notes and the Excess Notes, if any, for shares of Common Stock valued at $10.00 per share pursuant to the terms of the Exchange Agreement.
“Parent Sponsor Letter Agreement” means that certain letter agreement, dated as of January 13, 2020, by and between the Company and sponsor, as amended from time to time.
“PIPE warrants” means the warrants to purchase one share of Common Stock at a price of $11.50 per share issued to the Initial Subscribers in the private investment.
“private investment” means the equity financing through a private placement of equity securities in the Company pursuant to Section 4(a)(2) of the Securities Act, for gross proceeds to the Company in an aggregate amount of approximately $76.0 million funded in accordance with the terms of the Subscription/Backstop Agreements.
“private placement warrants” means the warrants issued to sponsor and Cantor in a private placement simultaneously with the closing of the IPO.

“public shares” means shares of Common Stock sold as part of the units in the IPO.
“public units” means one share of Common Stock and one redeemable public warrant of the Company, whereby each public warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share of Common Stock, sold in the IPO.
“public warrants” means the warrants included in the units issued in the IPO, where one warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share of Common Stock in accordance with the terms of the Warrant Agreement.
“Purchase Agreement” means that certain Purchase Agreement, dated January 13, 2020, as amended on February 26, 2020, by and among the Company, Acquisition Sub and Seller.
“Recapitalization Transaction” means the transactions contemplated by the Purchase Agreement, the Exchange Agreement and the Second Lien Conversion Agreement consummated on May 29, 2020.
“restricted stockholders” means, collectively, sponsor, Cantor, certain directors and officers of the Company (as set forth in the Amended and Restated Registration Rights Agreement), the 1.5 Lien Noteholders, certain stockholders of Seller that receive Common Stock in the Recapitalization Transaction, the Initial Subscribers pursuant to the private investment, and Lender.
“SEC” means the United States Securities and Exchange Commission.
“Second Lien Conversion Agreement” means that certain note conversion and consent agreement by and among Seller and the Second Lien Noteholders, dated January 13, 2020.
“Second Lien Notes” means the notes issued pursuant to (a) that certain Note Purchase Agreement, dated as of October 22, 2015, by and among Seller, certain of its affiliates and the purchasers named therein and (b) that certain Note Purchase Agreement, dated as of December 2, 2015, by and among Seller, certain of Seller’s subsidiaries and the purchasers named therein, in each case, entered into pursuant to the 15% Senior Secured Convertible Notes Due 2020 Indenture, dated as of October 22, 2015, by and among Seller, the guarantors (as defined therein) and Wilmington Trust, National Association, as trustee and collateral agent as of January 6, 2016 and March 24, 2016.
“Second Lien Noteholders” means certain funds affiliated with Mudrick Capital, Whitebox, Highbridge, Aristeia and Wolverine and two additional noteholders.
“Securities Act” means the Securities Act of 1933, as amended.
“Seller” means Hycroft Mining Corporation, a Delaware corporation.
“Seller common stock” means Seller’s common stock, par value $0.001 per share.
“Seller warrants” means a warrant to purchase shares of Common Stock issued pursuant to the Seller Warrant Agreement following the assumption of the Seller Warrant Agreement by the Company pursuant to the Purchase Agreement and effective as of the consummation of the Recapitalization Transaction.
“Seller Warrant Agreement” means that certain warrant agreement, dated as of October 22, 2015, by and between Seller and Computershare Inc., a Delaware corporation, and its wholly owned subsidiary Computershare Trust Company, N.A., a federally chartered trust company, collectively as initial warrant agent; such warrant agreement was assumed by the Company pursuant to the Purchase Agreement and Continental Stock Transfer & Trust Company, LLC is the successor warrant agent.
“sponsor” means Mudrick Capital Acquisition Holdings LLC, a Delaware limited liability company, which is 100% owned by investment funds and separate accounts managed by Mudrick Capital.

“Sprott Credit Agreement” means that certain amended and restated credit agreement, dated as of May 29, 2020, between Hycroft Mining Holding Corporation, as borrower, MUDS Acquisition Sub, Inc., MUDS Holdco, Inc., Hycroft Resources & Development, LLC, a Delaware limited liability company, and Allied VGH LLC, a Delaware limited liability company, as guarantors, Sprott Private Resource Lending II (Collector), LP, as lender, and Sprott Resource Lending Corp., as arranger.
“Sprott Royalty Agreement” means that certain royalty agreement between the Company, Hycroft Resources & Development, LLC, a Delaware limited liability company and Sprott Private Resource Lending II (Co), Inc.
“Subscription/Backstop Agreements” means those certain Subscription/Backstop Agreements, dated as of January 13, 2020, by and among the Company and the Initial Subscribers, as amended on May 28, 2020.
“trust account” means the trust account of the Company that held the proceeds from the IPO.
“Warrant Agreement” means the Warrant Agreement, dated February 7, 2018, by and between Mudrick Capital Acquisition Corporation and Continental Stock Transfer & Trust Company, LLC.
“Warrants” means unless the context indicates otherwise the public warrants, private placement warrants, forward purchase warrants, PIPE warrants and Seller warrants.
“Whitebox” means Whitebox Advisors, LLC.
“Wolverine” means Wolverine Asset Management, LLC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of our Common Stock, as of April 7, 2021, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Class A Common Stock, (ii) each of our NEOs and directors and (iii) all of our executive officers and directors, as a group.
The number of shares of Common Stock beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The percentage ownership of our Common Stock in the “Percentage of Beneficial Ownership” column in the table is based on 59,901,306 shares of our Common Stock issued and outstanding as of April 7, 2021. Under such rules, beneficial ownership generally includes any shares of Common Stock over which the individual has sole or shared voting power or investment power as well as any shares of Common Stock that the individual has the right to acquire within 60 days of April 7, 2021, through the exercise of warrants or other rights. Unless otherwise indicated in the footnotes to this table, the Company believes each of the stockholders named in this table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned.
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Beneficial Ownership
5% or Greater Stockholders
Mudrick Capital Management, L.P. and affiliated entities(1)	38,921,571	52.9%
Whitebox Advisors and affiliated entities(2)	12,856,334	21.1%
Highbridge Capital Management, LLC and affiliated entities(3)	7,740,213	12.9%
Aristeia Capital, L.L.C. and affiliated entities(4)	5,911,463	9.8%
Named Executive Officers and Directors(5)
Diane R. Garrett, Ph.D.(6)	45,655	*%
Randy Buffington(7)	80,072	*%
Stephen M. Jones(8)	54,018	*%
Stanton K. Rideout(9)	21,370	*%
Jeffrey Stieber(10)	14,088	*%
Eugene Davis(11)	12,218	*%
John Ellis(12)	12,218	*%
Michael Harrison(13)	12,218	*%
David Kirsch(14)	0	*%
Thomas Weng(15)	10,095	*%
Marni Wieshofer(16)	12,218	*%
All executive officers and directors as a group (10 individuals)(17)	140,080	*%

*
Represents less than 1% of the outstanding shares of Common Stock.

(1)
Based on a Schedule 13D filed with the SEC on June 8, 2020 and other information provided to the Company. This includes 13,718,114 shares of Common Stock underlying warrants held by the Mudrick Funds (as defined below). Mudrick Capital Management, L.P. is the investment manager of Mudrick Distressed Opportunity Drawdown Fund, L.P., Mudrick Distressed Opportunity Fund Global L.P., Mudrick Distressed Opportunity Specialty Fund, LP, Mudrick Distressed Senior Secured Fund Global, L.P., Mudrick Distressed Opportunity Drawdown Fund II, L.P. and certain funds managed by Mudrick Capital Management, L.P., and the managing member of Mudrick Capital Acquisition Holdings, LLC (collectively, the “Mudrick Funds”) and holds voting and dispositive power over the shares of Common Stock held by the Mudrick Funds. Mudrick Capital Management, LLC is the general partner of Mudrick Capital Management, L.P., and Jason Mudrick is the sole member of Mudrick Capital Management, LLC. As such, Mudrick Capital Management, L.P., Mudrick Capital Management, LLC and Jason Mudrick may be deemed to have beneficial ownership of the shares of Common Stock held by the Mudrick Funds. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of such holders is 527 Madison Avenue, 6th Floor, New York, New York 10022. David Kirsch, the Chairman of our Board, has no pecuniary interest in shares of our Common Stock and disclaims any beneficial ownership of the shares of our Common Stock beneficially owned by Mudrick Capital Management, L.P. and its affiliates.

(2)
Based on a Schedule 13D/A filed on March 24, 2021. This include 913,017 shares of Common Stock underlying warrants. Whitebox Advisors LLC is the investment manager of Whitebox Institutional Partners, LP, Whitebox Asymmetric Partners, LP, Whitebox Credit Partners, LP, Whitebox Multi-Strategy Partners, LP (the “Whitebox Funds”) and holds voting and disposable power over the shares of the Company held by the Whitebox Funds. Whitebox Advisors LLC is owned by Robert Vogel, Paul Twitchell, Jacob Mercer, and Paul Roos and such individuals disclaim beneficial ownership of the securities referenced herein except to the extent of its or his direct or indirect economic interest in Whitebox Advisors LLC or such Whitebox Funds. The address of these persons is 3033 Excelsior Blvd., Suite 500, Minneapolis, Minnesota 55416.

(3)
Based on a Schedule 13G/A filed on February 12, 2021. This excludes 1,353,865 shares of Common Stock underlying warrants that are not presently exercisable due to the effect of a beneficial ownership limitation blocker. Highbridge Capital Management, LLC (“HCM”), the trading manager of Highbridge MSF International Ltd. (“MSF”) and Highbridge Tactical Credit Master Fund, L.P. (“TCF” and, together with MSF, the “Highbridge Funds”), may be deemed to be the beneficial owner of the shares held by the Highbridge Funds. Mark Vanacore is responsible for the investment and voting decisions made by HCM with respect to the shares held by MSF, and Jonathan Segal and Jason Hempel are responsible for the investment and voting decisions made by HCM with respect to the shares held by TCF. The Highbridge Funds and the foregoing individuals disclaim any beneficial ownership of these shares. The business address of HCM is 277 Park Avenue, 23rd Floor, New York, NY 10172 and the business address of the Highbridge Funds is c/o HedgeServ (Cayman) Ltd., Cricket Square, Floor 6, George Town, Grand Cayman KY1-1104, Cayman Islands.

(4)
Based on the Schedule 13G filed on February 16, 2021. This excludes shares of Common Stock underlying warrants that are not presently exercisable due to the effect of a beneficial ownership limitation blocker. Aristeia Capital, L.L.C. is the investment manager of, and has voting and investment control with respect to the securities described herein held by, one or more private investment funds. The business address of such holders is One Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830.

(5)
The business address of each of the listed individuals is 8181 E. Tufts Avenue, Suite 510, Denver, Colorado 80237.

(6)
Includes (i) 8,000 shares of Common Stock owned by Ms. Garrett’s spouse’s IRA and (ii) 11,655 shares of Common Stock to be converted from Restricted Stock Units on May 28, 2021.

(7)
Mr. Buffington resigned from his positions as Chairman of the Board, President and Chief Executive Officer effective on July 1, 2020. Shares reported as beneficially owned based solely upon the Form 4 filed by Mr. Buffington on June 2, 2020.

(8)
Mr. Jones resigned from his positions as interim President and Chief Executive Officer effective September 8, 2020. Shares reported as beneficially owned based solely upon the Form 4 filed by Mr. Jones on June 2, 2020.

(9)
Includes 6,370 shares of Common Stock to be converted from Restricted Stock Units on May 24, 2021.

(10)
Includes 14,088 shares of Common Stock to be converted from Restricted Stock Units on May 12, 2021.

(11)
Includes 7,261 shares of Common Stock to be converted from Restricted Stock Units on May 24, 2021.

(12)
Includes 7,261 shares of Common Stock to be converted from Restricted Stock Units on May 24, 2021 and 5,047 shares of Common Stock to be converted upon separation from service upon Mr. Ellis’ retirement coincident with the Annual Meeting.

(13)
Includes 5,048 shares of Common Stock to be converted from Restricted Stock Units on May 24, 2021 and 2,213 shares of Common Stock to be converted from Restricted Stock Units on May 29, 2021. Michael Harrison has an indirect pecuniary interest in shares of our Common Stock beneficially owned by Sprott Private Resource Streaming and Royalty (Collector), LP and Sprott Private Resource Lending II (Collector), LP as chief executive officer of Sprott Resource Streaming and Royalty Corp. and/or through his fiduciary role as a Managing Partner of Sprott Private Resource Streaming and Royalty (Collector) LP. Mr. Harrison disclaims any beneficial ownership of the shares of our Common Stock beneficially owned by Sprott Private Resource Streaming and Royalty (Collector), LP. and Sprott Private Resource Lending II (Collector), LP.

(14)
David Kirsch, the Chairman of our Board, has no pecuniary interest in shares of our Common Stock and disclaims any beneficial ownership of the shares of our Common Stock beneficially owned by Mudrick Capital Management, L.P and its affiliates.

(15)
Includes 7,171 shares of Common Stock to be converted from Restricted Stock Units on May 24, 2021.

(16)
Includes 7,261 shares of Common Stock to be converted from Restricted Stock Units on May 24, 2021.

(17)
Number does not include shares owned by Messrs. Buffington and Jones who both left the Company during 2020.

We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403 of Regulation S-K.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 and SEC rules require our directors, executive officers and persons who own more than 10% of any class of our Common Stock to file reports of their ownership and changes in ownership of our Common Stock with the SEC. Based solely on our review of the reports filed during the fiscal year 2020, and on written representations from such reporting persons, we determined that no director, executive officer or beneficial owner of more than 10% of any class of our Common Stock failed to file any report as required under Section 16(a) on a timely basis during fiscal year 2020.

REPORT OF THE AUDIT COMMITTEE
This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The principal purpose of the Audit Committee is to oversee the Company’s accounting and financial reporting process and the audit of the Company’s financial statements. The Audit Committee assists the Board in its oversight of (i) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (ii) our system of disclosure controls and internal controls over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditor; (v) the performance of our independent auditor; and (vi) the business practices and ethical standards of the Company. The Audit Committee is responsible for the appointment, compensation, retention and oversight of work of the Company’s independent auditor. The Audit Committee’s function is more fully described in its charter.
Our management is responsible for the preparation, presentation and integrity of our financial statements, for the appropriateness of the accounting principles and reporting policies that we use and for establishing and maintaining adequate internal control over financial reporting. Plante & Moran PLLC, our independent registered public accounting firm for the year ended December 31, 2020, was responsible for performing an independent audit of our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020, and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management our audited financial statements included in our Annual Report on Form 10-K, as amended for the year ended December 31, 2020.
The Audit Committee has also reviewed and discussed with Plante & Moran PLLC the audited financial statements in our Annual Report on Form 10-K, as amended for the year ended December 31, 2020. In addition, the Audit Committee discussed with Plante & Moran PLLC those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, Plante & Moran PLLC provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Plante & Moran PLLC’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with Plante & Moran PLLC its independence from the Company.
Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.
THE AUDIT COMMITTEE
Marni Wieshofer (Chair)
Eugene Davis
 Thomas Weng

PROPOSAL NO. 2  —  RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking the stockholders to ratify the Audit Committee’s selection of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2021, our Audit Committee may reconsider the selection of Plante & Moran PLLC as our independent registered public accounting firm.
Background
As previously stated in this proxy statement, on May 29, 2020, Hycroft Mining Holding Corporation, formerly known as Mudrick Capital Acquisition Corporation (the “Company” or “HYMC” or, prior to the business combination as described below, “MUDS”), consummated the transactions contemplated by the Purchase Agreement, dated as of January 13, 2020, by and among the Company, Acquisition Sub and Seller, as amended by that certain Amendment to Purchase Agreement, dated as of February 26, 2020 (the “Purchase Agreement”). Pursuant to the Purchase Agreement, Acquisition Sub acquired all of the issued and outstanding equity interests of the direct subsidiaries of Seller and substantially all of the other assets and assumed substantially all of the liabilities of Seller. In connection with the completion of the business combination transactions contemplated by the Purchase Agreement, the Company changed its name from Mudrick Capital Acquisition Corporation to Hycroft Mining Holding Corporation.
WithumSmith + Brown, PC (“Withum”) had served as MUDS’ independent registered public accounting firm and had audited MUDS’ financial statements for each of the years ending December 31, 2018 and December 31, 2019. On July 8, 2020, the Company’s audit committee approved the dismissal of Withum as the Company’s independent registered public accounting firm. The reports of Withum on the financial statements as of and for the years ended December 31, 2019 and 2018 of the Company did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that Withum’s report for the fiscal years ended December 31, 2019 and 2018 included an explanatory paragraph indicating that the date for mandatory liquidation and subsequent dissolution raised a substantial doubt about the ability of the Company to continue as a going concern.
During the years ended December 31, 2019 and 2018 and the subsequent interim period through July 8, 2020, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its report on the Company’s financial statements for such years. During the years ended December 31, 2019 and 2018 and the subsequent interim period through July 8, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S‑K). The Company provided Withum with a copy of the foregoing disclosures and requested that Withum furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter has been filed by the Company with the SEC on an Amended Current Report on Form 8-K/A filed with the SEC on July 16, 2020.
On July 8, 2020 and December 1, 2020, the Audit Committee approved the engagement of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2020 and December 31, 2021, respectively. Plante & Moran PLLC was the independent registered public accounting firm for Seller prior to the acquisition of substantially all of its assets by the Company in the May 29, 2020 business combination discussed above. In that business combination, Seller was treated for accounting purposes as the acquiror in the transaction and the financial statements of Seller became the financial statements of the Company. During the years ended December 31, 2019 and 2018 and the subsequent period through July 8, 2020, neither the Company nor anyone on the Company’s behalf consulted with Plante & Moran PLLC regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

A representative of Plante & Moran PLLC is currently expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from stockholders. Below is a summary of fees paid or to be paid to Plante & Moran PLLC for services rendered.
Vote Required
The ratification of the appointment of Plante & Moran PLLC requires the affirmative vote of the majority of the votes cast by the stockholders present in person (virtually) or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present. Brokers have discretion to vote any uninstructed shares of Common Stock over the ratification of appointment of independent public registered accounting firms.
PROPOSAL NO. 2 RECOMMENDATION OF THE BOARD OF DIRECTORS
Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Plante & Moran PLLC as our independent registered public accounting firm for the year ended December 31, 2021.

Principal Accounting Fees and Services of Plante & Moran PLLC to the Company and Seller
	For the Years Ended December 31,
	2020 (Including Services Provided to Seller Prior to the Recapitalization Transaction)	2019
Audit Fees	$259,275	$141,320
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	151,904	0
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Plante & Moran PLLC in connection with regulatory filings. The aggregate fees billed by Plante & Moran PLLC for professional services rendered for (i) the audit of our annual financial statements for the year ended December 31, 2019, and (ii) the audit of our annual financial statements, review of the financial information included in our Quarterly Reports on Form 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2020, totaled $239,775 and $121,820 respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings. The aggregate fees billed by Plante & Moran PLLC for professional services rendered for the audit of our annual financial statements of the Company’s 401(k) plan totaled $19,500 for both of the years ended December 31, 2020 and December 31, 2019.
Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Plante & Moran PLLC for consultations concerning financial accounting and reporting standards during the years ended December 31, 2020 or December 31, 2019.
Tax Fees.   We did not pay Plante & Moran PLLC for tax planning and tax advice for the years ended December 31, 2020 or December 31, 2019.
All Other Fees.    All other fees consist of fees billed for professional services rendered in association with our securities filings.
Pre-Approval Policy
MUDS’ audit committee was formed upon the consummation of its initial public offering. As a result, the MUDS audit committee did not pre-approve all of the foregoing services of Withum, although any services rendered prior to the formation of MUDS’ audit committee were approved by its board of directors. Since the formation of MUDS’ audit committee and until the Recapitalization Transaction, MUDS’ audit committee pre-approved all auditing services and permitted non-audit services to be performed for it by its auditors, including the fees and terms thereof  (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Our Audit Committee charter, adopted in June 2020, requires the Audit Committee to pre-approve any non-audit service provided to us by Plante & Moran PLLC or any other registered public accounting firm. Because the current Audit Committee charter was not in place in 2019, none of the Plante & Moran PLLC non-audit fees were pre-approved by Seller. After the June 2020 adoption of our Audit Committee charter, the Audit Committee pre-approved all of Plante & Moran PLLC’s non-audit fees.

OTHER MATTERS
Submission of Stockholder Proposals for the 2022 Annual Meeting
For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to the stockholders at its 2022 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and its bylaws. Such proposals must be received by the Company, c/o Corporate Secretary, at its offices at 8181 E. Tufts Avenue, Suite 510, Denver, Colorado 80237 no later than December 15, 2021.
In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s nomination or proposal must be delivered to our principal executive offices not later than the close of business on the 90th nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. Our bylaws contain additional provisions regarding the content requirements of any such permitted stockholder business and/or director nomination notices.
Accordingly, for our 2022 Annual Meeting, assuming the meeting is held on or about May 24, 2022, notice of a nomination or proposal must be delivered to us no later than February 23, 2022 and no earlier than January 24, 2022.
Nominations and proposals also must satisfy other requirements set forth in our bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at 8181 E. Tufts Avenue, Suite 510, Denver, Colorado 80237, ATTN: Tracey Thom to inform the Company of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file annual and quarterly reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the SEC should be directed to Hycroft Mining Holding Corporation, 8181 E. Tufts Avenue, Suite 510, Denver, Colorado 80237, Attn: Tracey Thom, Vice President, Investor Relations & Corporate Communication.
By order of the Board of Directors
Diane R. Garrett, Ph.D.
President and Chief Executive Officer

HYCROFT MINING HOLDING CORPORATION 8181 E. Tufts Avenue, Suite 510 Denver, Colorado 80237 Proxy for Annual Meeting of Stockholders on May 24, 2021 Solicited on Behalf of the Board of Directors of Hycroft Mining Holding Corporation The undersigned hereby (i) appoints Diane R. Garrett and David S. Stone, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of Class A common stock, par value $0.0001 per share (“Common Stock”) of Hycroft Mining Holding Corporation (the “Company”) held of record by the undersigned at the close of business on April 7, 2021 that the undersigned would be entitled to vote on all matters which may properly come before the Annual Meeting of Stockholders to be held virtually on May 24, 2021, at 8:30 a.m. Mountain Daylight Time, or any adjournment(s) or postponement(s) thereof  (the “Meeting”), hereby revoking any and all proxies heretofore given and (ii) authorizes and instructs said proxies to vote all the shares of the Company’s Common Stock represented by this proxy in accordance with the directions indicated on the reverse side, and proxies are hereby authorized to vote in their discretion upon any other business that may properly come before the meeting and any adjournment(s) or postponement(s) thereof. If no directions are given, said shares will be voted “FOR” each of the nominees in Proposal 1 and “FOR” Proposal 2. (Continued, and to be marked, dated and signed, on the other side) HYCROFT MINING HOLDING CORPORATION This Proxy Statement and the 2020 Annual Report on Form 10-K are available at: www.cstproxyvote.com

HYCROFT MINING HOLDING CORPORATION Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Please mark your votes like this “X” Please mark your votes like this “X” Insert box with x PROXY THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSAL TWO. 1. To elect each of the director nominees to serve on the Company’s Board of Directors for a term expiring at the Company’s 2022 Annual Meeting or until his or her successor is duly elected and qualified. Name For Withheld Eugene Davis Diane R. Garrett, Ph.D. Michael Harrison David Kirsch Stephen Lang David Naccarati Thomas Weng Marni Wieshofer 2. Ratification of the selection by the audit committee of Plante & Moran PLLC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For Against Abstain PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature Signature Date Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.